As filed with the Securities and Exchange Commission on January 31, 1997.

                                                 1933 Act File No. 33-62174
                                                 1940 Act File No. 811-7692
---------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                                                 ------

                                    Post-Effective Amendment No.  6          [X]
                                                                 ------


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                    Amendment No.   7                        [ ]

                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                            111 South Calvert Street
                           Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000
                                   Copies to:

CHARLES A. BACIGALUPO                             ARTHUR C. DELIBERT, ESQ.
111 South Calvert Street                          Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                         1800 Massachusetts Ave., N.W.
(Name and Address of                              Second Floor
  Agent for Service)                              Washington, D.C.  20036

It is proposed that this filing will become effective:


[X] immediately  upon filing pursuant to Rule 485(b)
[ ] on                    , 1997 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on                    , 1997 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on                    , 1997 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on May 30, 1996.

                        Legg Mason Investors Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Legg Mason American Leading Companies Trust -- Primary Shares
Legg Mason Balanced Trust -- Primary Shares
Part A - Prospectus

Navigator American Leading Companies Trust
Navigator Balanced Trust
Part A - Prospectus

Legg Mason American Leading Companies Trust -- Primary Shares
Legg Mason Balanced Trust -- Primary Shares
Navigator American Leading Companies Trust
Navigator Balanced Trust
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

          Legg Mason American Leading Companies Trust--Primary Shares
                  Legg Mason Balanced Trust -- Primary Shares
                        Form N-1A Cross Reference Sheet

Part A. Item No.               Prospectus Caption

            1                  Cover Page

            2                  Prospectus Highlights;
                               Expenses

            3                  Performance Information;
                               Financial Highlights

            4                  Investment Objectives
                                    and Policies;
                               Description of each Corporation/Trust and Its
                                    Shares

            5                  Expenses;
                               The Funds' Management and
                                    Investment Adviser;
                               The Funds' Distributor;

            6                  Prospectus Highlights;
                               Description of each Corporation/Trust and
                                    Its Shares;
                               How Your Shareholder Account is
                                    Maintained;
                               Dividends and Other Distributions;
                               Shareholder Services;
                               Tax Treatment of Dividends and Other
                                    Distributions

            7                  How You Can Invest in the Funds;
                               How Your Shareholder Account is
                                    Maintained;
                               How Net Asset Value is Determined;
                               The Funds' Distributor;
                               Investing Through Tax-Deferred
                                    Retirement Plans

            8                  How You Can Redeem Your Primary
                                    Shares

            9                  Not Applicable

                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust
                        Form N-1A Cross Reference Sheet

Part A. Item No.               Prospectus Caption

            1                  Cover Page

            2                  Expenses

            3                  Performance Information;
                               Financial Highlights

            4                  Investment Objectives
                                    and Policies;
                               Description of each Corporation/Trust and Its
                                    Shares

            5                  Expenses;
                               The Funds' Management and
                                    Investment Adviser;
                               The Funds' Distributor;

            6                  Description of each Corporation/Trust and
                                    Its Shares;
                               Dividends and Other Distributions;
                               How Your Shareholder Accounts Is
                                    Maintained;
                               Shareholder Services;
                               Tax Treatment of Dividends and Other
                                    Distributions

            7                  How To Purchase and Redeem Shares;
                               How Your Shareholder Account is
                                    Maintained;
                               How Net Asset Value is Determined;
                               The Funds' Distributor;

            8                  How To Purchase and Redeem Shares

            9                  Not Applicable

          Legg Mason American Leading Companies Trust--Primary Shares
                   Legg Mason Balanced Trust--Primary Shares
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust
                        Form N-1A Cross Reference Sheet

                               Statement of Additional
Part B. Item No.               Information Caption

            10                 Cover Page

            11                 Table of Contents

            12                 Not Applicable

            13                 Additional Information About
                                    Investment Limitations
                                    and Policies;
                               Portfolio Transactions and
                                    Brokerage

            14                 The Funds' Directors and
                                    Officers

            15                 The Funds' Directors and
                                    Officers

            16                 The Funds' Investment Adviser;
                               The Funds' Distributor;
                               The Funds' Independent Accountants/
                                    Auditors;
                               The Funds' Custodian and
                                    Transfer and Dividend-
                                    Disbursing Agent

            17                 Portfolio Transactions and
                                    Brokerage

            18                 Not Applicable

            19                 Valuation of Fund Shares;
                               Additional Purchase and
                                    Redemption Information

            20                 Additional Tax Information;
                               Tax-Deferred Retirement Plans

            21                 The Funds' Distributor;
                               Portfolio Transactions and

                                    Brokerage;
                               The Funds' Custodian and Transfer
                                    and Dividend-Disbursing Agent

            22                 Performance Information

            23                 Financial Statements

                             LEGG MASON EQUITY FUNDS
                                Value Trust, Inc.
                            Total Return Trust, Inc.
                         Special Investment Trust, Inc.
                        American Leading Companies Trust
                                 Balanced Trust

                Supplement to the Prospectus dated July 31, 1996

         The following table is to be inserted at the end of the section titled "Financial Highlights" which begins on page 5 of the Prospectus.

Balanced Trust


                                                                   October 1, 1996(A)
                                                                           to
Primary Class*                                                      December 31,1996
                                                                       (Unaudited)
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                                $ 10.00
                                                                         -------

     Net investment income(B)                                               0.03
     Net realized and unrealized gain on investments                        0.35
                                                                          ------
     Total from investment operations                                       0.38
                                                                          ------
     Distributions to shareholders from net investment income              (0.04)
                                                                          ------

     Net asset value, end of period                                      $ 10.34
                                                                         =======

Total return                                                                3.83%(C)

RATIOS/SUPPLEMENTAL DATA:
Ratio to average net assets:
     Expenses(B)                                                            1.85%(D)
     Net investment income(B)                                               2.50%(D)

Portfolio turnover rate                                                     0.82%(D)
Average commission rate paid(E)                                            $0.0628

Net assets, end of period (in thousands)                                  $14,916

---------------
* As of December 31, 1996, the Navigator Class of shares has not commenced operations.
(A)  Commencement of operations.
(B) Net of fees waived and expenses reimbursed pursuant to a voluntary expense limitation of 1.85%. If no fees had been waived by the Manager, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to December 31, 1996 would have been 3.67%.
(C)  Not annualized for periods of less than a full year.
(D)  Annualized.
(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.



                                                               January 31, 1997

                             LEGG MASON EQUITY FUNDS
                                Value Trust, Inc.
                            Total Return Trust, Inc.
                         Special Investment Trust, Inc.
                        American Leading Companies Trust
                                 Balanced Trust

                Supplement to the Prospectus dated July 31, 1996

     The following table replaces the table shown on page 8 of the Prospectus under the section titled "Financial Highlights":

American Leading Companies


                                                        For the Six
                                                       Months Ended              For the Years Ended March 31,
                                                       September 30,
Primary Class*                                             1996             1996             1995              1994(A)
---------------------------------------------------  ---------------- ---------------- ----------------  -----------------
                                                        (Unaudited)
Per Share Operating Performance:
     Net asset value, beginning of period                 $12.23           $10.18           $9.69             $10.00
                                                     ---------------- ---------------- ----------------  -----------------
     Net investment income(B)                               0.02             0.07            0.12               0.059
     Net realized and unrealized gain (loss)
          on investments                                    1.00             2.08            0.48              (0.344)
                                                     ---------------- ---------------- ----------------  -----------------
     Total from investment operations                       1.02             2.15            0.60              (0.285)
                                                     ---------------- ---------------- ----------------  -----------------
     Distributions to shareholders from net
          investment income                                (0.01)           (0.10)          (0.11)             (0.025)
                                                     ---------------- ---------------- ----------------  -----------------
     Net asset value, end of period                       $13.24           $12.23          $10.18              $9.69
                                                     ---------------- ---------------- ----------------  -----------------
     Total return(C)                                        8.34%           21.24%           6.24%             (2.86)%
Ratios/Supplemental Data:
     Ratios to average net assets:
          Expenses(B)                                       1.95%(D)         1.95%           1.95%              1.95%(D)
          Net investment income(B)                           .25%(D)          .69%           1.21%              1.14%(D)
     Portfolio turnover rate                               31.89%(D)        43.4%           30.5%              21.0%(D)
     Average commission rate paid(E)                       $0.0630            --              --                 --
     Net assets, end of period (in thousands)             $80,789          $76,100         $59,985            $55,022

* As of September 30, 1996, the Navigator Class of shares had not commenced operations.
(A) For the period September 1, 1993 (commencement of operations) to March 31, 1994.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, March 31, 1996 and the six months ended September 30, 1996 would have been 2.28%, 2.12%, 2.20% and 2.12%, respectively.
(C)  Not annualized for periods of less than a full year.
(D)  Annualized.
(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

                                                                January 31, 1997

                            LEGG MASON EQUITY FUNDS
                               Value Trust, Inc.
                            Total Return Trust, Inc.
                         Special Investment Trust, Inc.
                        American Leading Companies Trust
                                 Balanced Trust

                                 Primary Shares

                Supplement to the Prospectus dated July 31, 1996

Under the section entitled "LMCM" on page 27 of the Prospectus, the third paragraph is revised to read:

         Effective January 1, 1997, an investment committee composed of officers and employees of LMCM became responsible for the management of American Leading Companies.





                                                                January 16, 1997

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     5
      Performance Information                                                  8
      Investment Objectives and Policies                                      10
      How You Can Invest in the Funds                                         21
      How Your Shareholder Account is Maintained                              22
      How You Can Redeem Your Primary Shares                                  22
      How Net Asset Value is Determined                                       23
      Dividends and Other Distributions                                       24
      Tax Treatment of Dividends and Other Distributions                      24
      Shareholder Services                                                    25
      Investing Through Tax-Deferred Retirement Plans                         26
      The Funds' Management and Investment Advisers                           26
      The Funds' Distributor                                                  28
      Description of each Corporation/Trust and its Shares                    29

ADDRESSES
DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544
TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103
COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036
INDEPENDENT ACCOUNTANTS /AUDITORS:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street, Baltimore, Maryland 21202
      Ernst & Young LLP
      One North Charles Street, Baltimore, Maryland 21202

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[recycled logo] PRINTED ON RECYCLED PAPER

LMF-001

                                   Legg Mason
                                     Equity
                                     Funds

                               Value Trust, Inc.

                            Total Return Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                                American Leading
                                Companies Trust

                                 Balanced Trust

                                 Primary Shares

                           Putting Your Future First


                                   Prospectus
                                 July 31, 1996

                            [Legg Mason Funds Logo]

     LEGG MASON EQUITY FUNDS -- PRIMARY SHARES
          LEGG MASON VALUE TRUST, INC.
          LEGG MASON TOTAL RETURN TRUST, INC.
          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
          LEGG MASON AMERICAN LEADING COMPANIES
             TRUST (A SERIES OF LEGG MASON INVESTORS TRUST, INC.)
          LEGG MASON BALANCED TRUST
             (A SERIES OF LEGG MASON INVESTORS TRUST, INC.)
         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated July 31, 1996 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by this reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).
         Legg Mason Special Investment Trust, Inc. may invest up to 35% of its net assets in lower-rated debt securities (commonly known as "junk bonds"), and may invest up to 20% of its total assets in the securities of companies involved in actual or anticipated restructurings. Both types of investments involve an increased risk of payment default and/or loss of principal.
         Shares of Legg Mason Special Investment Trust, Inc. are not registered for sale to investors in Missouri, and this Prospectus is not an offer to investors residing in that State.
         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                 July 31, 1996
                      Legg Mason Wood Walker, Incorporated
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS
          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.
          THE LEGG MASON VALUE TRUST, INC. ("Value Trust") is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation. The Adviser believes that Value Trust shares may be appropriate for investments by Individual Retirement Accounts, Keogh Plans, Simplified Employee Pension Plans and other qualified retirement plans (collectively referred to as "Retirement Plans") whose principal investment objective is capital appreciation. Other investors who seek capital appreciation may also invest in Value Trust shares.
          THE LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. The Adviser believes that Total Return Trust shares may be appropriate for investments by Retirement Plans. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.
          THE LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.
          THE LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies") is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified, open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. American Leading Companies' investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks
2

      ("S&P 500"). LMCM believes that American Leading Companies' shares may be appropriate for investment by Retirement Plans.
          THE LEGG MASON BALANCED TRUST ("Balanced Trust") is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks, and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities. Bartlett & Co. ("Bartlett"), as investment adviser, believes that Balanced Trust shares may be appropriate for investment by Retirement Plans.
          Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (each separately referred to as a "Fund" and collectively referred to as the "Funds") each may invest a significant portion of its assets in debt securities, and may invest to some extent in securities rated below investment grade. Each Fund may invest in foreign securities, which would expose it to the possibility of currency fluctuations and other risks of foreign investing. Each Fund may use futures contracts and/or options for hedging or income purposes, which may expose it to the potential for losses greater than the value of the Fund's investment in such instruments.
          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 10 which also includes a discussion of risks.
          Each Fund offers two classes of shares, Primary Class ("Primary Shares") and Navigator Class ("Navigator Shares"). Primary Shares offered in this Prospectus are available to all investors except certain institutions (see page 5). No initial sales charge is payable on purchases, and no redemption charge is payable on sales of the Funds' shares. Each Fund pays management fees to the Advisers/Manager and distribution fees (Primary Shares only) to Legg Mason, as described in this Prospectus.
DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated
INVESTMENT ADVISERS:
          Legg Mason Fund Adviser, Inc. (for Value Trust, Total Return Trust and Special Investment Trust)
          Legg Mason Capital Management, Inc. (for American Leading Companies) Bartlett & Co. (for Balanced Trust)
PURCHASE METHODS:
          Send bank/personal check or wire federal funds. There is a $1,000 minimum, generally for initial purchases, and a $100 minimum, generally for subsequent purchases. Lower minimums for initial and subsequent purchases apply for automatic investments. See page 22. See "How You Can Invest in the Funds," page 21.
REDEMPTION METHODS:
          Redeem by calling your Legg Mason or affiliated investment executive or redeem by mail. See "How You Can Redeem Your Primary Shares," page 22.
PUBLIC OFFERING PRICE PER SHARE:
          Net asset value
EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 25.
DIVIDENDS:
          Declared and paid quarterly for Value Trust, Total Return Trust and Balanced Trust. Declared and paid after the end of each taxable year of Special Investment Trust and American Leading Companies. See "Dividends and Other Distributions," page 23.
REINVESTMENT:
          All dividends and other distributions are automatically reinvested in Primary Shares unless cash payments are requested.
                                                                               3

     EXPENSES
          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses related to Primary Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies for the year ended March 31, 1996. For Balanced Trust, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal period, and fees are adjusted for current expense limits and fee waiver levels.

      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                              TOTAL    SPECIAL    AMERICAN
                       VALUE  RETURN  INVESTMENT   LEADING   BALANCED
                       TRUST  TRUST     TRUST     COMPANIES   TRUST
      Management fees
        (after fee
        waivers)       0.77%  0.75%     0.82%      0.50%      0.50%
      12b-1 fees
        (after fee
        waivers)       0.95%  1.00%     1.00%      1.00%      0.75%
      Other expenses   0.10%  0.20%     0.14%      0.45%      0.60%

      Total operating
        expenses
        (after fee
        waivers)       1.82%  1.95%     1.96%      1.95%      1.85%

    (A) The Manager and Legg Mason have voluntarily agreed to waive the management and 12b-1 fees and assume certain other expenses to the extent necessary to limit total operating expenses relating to Primary Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 1.95% of each Fund's average daily net assets indefinitely; and for Balanced Trust, 1.85% of average daily net assets until March 31, 1997. In the absence of such waivers, the management fee, 12b-1 fee, other expenses and total operating expenses relating to Primary Shares would have been as follows: for Total Return Trust, the same as described above, and for American Leading Companies, 0.75%, 1.00%, 0.45% and 2.20% of average net assets; and for Balanced Trust, 0.75%, 0.75%, 0.60% and 2.10% of average net assets.

          For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers" and "The Funds' Distributor," pages 26-28. Because each Fund pays 12b-1 fees with respect to Primary Shares, long-term investors in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").
      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the prior table, the Funds charge no redemption fees of any kind.

                     TOTAL       SPECIAL       AMERICAN
           VALUE     RETURN     INVESTMENT      LEADING      BALANCED
           TRUST     TRUST        TRUST        COMPANIES      TRUST
1 Year     $ 18       $ 20         $ 20          $ 20          $ 19
3 Years    $ 57       $ 61         $ 62          $ 61          $ 57
5 Years    $ 99       $105         $106          $105           N/A
10 Years   $214       $226         $229          $226           N/A

          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager and/or Legg Mason waive their fees and reimburse all or a portion of each Fund's expenses and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.
4

     FINANCIAL HIGHLIGHTS
         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.
         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants and for American Leading Companies by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1996 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in that Fund's annual report and are incorporated by reference in the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544. As of the date of this Prospectus, Balanced Trust has not commenced operations and has not issued any annual reports.
VALUE TRUST (A)

                                                                         PRIMARY CLASS
   Years Ended March 31,        1996           1995           1994           1993           1992           1991           1990
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period    $20.21         $18.50         $17.81         $15.69         $13.38         $14.19         $14.16
      Net investment income      .19            .10            .08            .18            .25            .32            .33
      Net realized and
       unrealized
       gain (loss) on
       investments              8.00           1.70            .92           2.12           2.34           (.74)           .77
      Total from investment
       operations               8.19           1.80           1.00           2.30           2.59           (.42)          1.10
      Distributions to
       shareholders from:
       Net investment
        income                  (.17)          (.05)          (.11)          (.18)          (.28)          (.36)          (.33)
       Net realized gain on
         investments           (1.24)          (.04)          (.20)            --             --           (.03)          (.74)
      Total distributions      (1.41)          (.09)          (.31)          (.18)          (.28)          (.39)         (1.07)
      Net asset value, end
       of period              $26.99         $20.21         $18.50         $17.81         $15.69         $13.38         $14.19
      Total return(C)          42.09%          9.77%          5.65%         14.76%         19.53%         (2.88)%         7.74%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                 1.82%(E)       1.81%(E)       1.82%(E)       1.86%(E)       1.90%(E)       1.90%(E)       1.86%(E)
       Net investment
        income                  0.8%           0.5%           0.5%           1.1%           1.7%           2.5%           2.2%
      Portfolio turnover
       rate                    19.6%          20.1%          25.5%          21.8%          39.4%          38.8%          30.7%
      Net assets, end of
       period
       (in thousands)     $1,450,774       $986,325       $912,418       $878,394       $745,833       $690,053       $808,780


                                                                                NAVIGATOR CLASS
   Years Ended March 31,         1989           1988           1987           1996          1995(B)
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period     $12.14          $15.07         $15.34         $20.27         $18.76
      Net investment income       .21             .21            .21            .43            .12
      Net realized and
       unrealized
       gain (loss) on
       investments               1.99           (1.54)          1.11           8.02           1.40
      Total from investment
       operations                2.20           (1.33)          1.32           8.45           1.52
      Distributions to
       shareholders from:
       Net investment
        income                   (.18)           (.20)          (.20)         (.40)           (.01)
       Net realized gain on
         investments               --           (1.40)         (1.39)        (1.24)             --
      Total distributions        (.18)          (1.60)         (1.59)        (1.64)           (.01)
      Net asset value, end
       of period               $14.16          $12.14         $15.07        $27.08          $20.27
      Total return(C)           18.33%          (8.42)%         9.89%        43.53%           8.11%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                  1.96%(E)        1.97%(E)       2.00%(E)      0.82%           0.82%(D)
       Net investment
        income                   1.6%            1.5%           1.5%          1.8%            1.8%(D)
      Portfolio turnover
       rate                     29.7%           47.8%          42.5%         19.6%           20.1%
      Net assets, end of
       period
       (in thousands)        $720,961        $665,689       $819,348       $52,332         $36,519

   (A) ALL SHARE AND PER SHARE FIGURES REFLECT THE 2-FOR-1 STOCK SPLIT EFFECTIVE JULY 29, 1991.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0% THROUGH MAY 11, 1987 AND 0.95% THEREAFTER.
                                                                               5

TOTAL RETURN TRUST

                                                                         PRIMARY CLASS
   Years Ended March 31,        1996          1995          1994          1993           1992          1991           1990
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period    $12.79        $13.54        $13.61        $11.64         $9.64         $10.03         $10.06
      Net investment income      .48           .33           .36           .39(B)        .34            .28            .21
      Net realized and
       unrealized
       gain (loss) on
       investments              3.69          (.19)          .24          1.89          1.91           (.31)           .15
      Total from investment
       operations               4.17           .14           .60          2.28          2.25           (.03)           .36
      Distributions to
       shareholders from:
       Net investment
        income                  (.51)         (.29)         (.33)         (.31)         (.25)          (.29)          (.21)
       Net realized gain on
         investments              --          (.60)         (.34)           --            --           (.07)          (.18)
      Total distributions       (.51)         (.89)         (.67)         (.31)         (.25)          (.36)          (.39)
      Net asset value, end
       of period              $16.45        $12.79        $13.54        $13.61        $11.64          $9.64         $10.03
      Total return(C)          33.23%         1.09%         4.57%        19.88%        23.59%         (0.05)%         3.48%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                 1.95%(E)      1.93%(E)      1.94%(E)      1.95(B,E)     2.34%(E)       2.50%(E)       2.39%(E)
       Net investment
        income                  3.2%          2.5%          2.7%          3.1%(B)       3.1%           3.1%           2.0%
      Portfolio turnover
       rate                    34.7%         61.9%         46.6%         40.5%         38.4%          62.1%          39.2%
      Net assets, end of
       period (in
       thousands)           $267,010      $194,767      $184,284      $139,034       $52,360        $22,822        $26,815


                                                                               NAVIGATOR CLASS
   Years Ended March 31,        1989           1988           1987           1996          1995(A)
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period    $ 8.86         $11.63         $10.78         $12.83         $12.66
      Net investment income      .15            .18            .18            .62            .15
      Net realized and
       unrealized
       gain (loss) on
       investments              1.18          (1.35)           .90           3.72            .25
      Total from investment
       operations               1.33          (1.17)          1.08           4.34            .40
      Distributions to
       shareholders from:
       Net investment
       income                   (.13)          (.21)          (.19)          (.65)          (.06)
       Net realized gain on
         investments              --          (1.39)          (.04)            --           (.17)
      Total distributions       (.13)         (1.60)          (.23)          (.65)          (.23)
      Net asset value, end
       of period              $10.06          $8.86         $11.63         $16.52         $12.83
      Total return(C)          15.16%        (10.17)%        10.24%         34.67%          2.28%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                 2.40%(E)       2.30%(E)       2.40%(E)       0.94%          0.86%(D)
       Net investment
        income                  1.6%           1.9%           1.7%           4.2%           3.6%(D)
      Portfolio turnover
       rate                    25.7%          50.1%          82.7%          34.7%          61.9%
      Net assets, end of
       period (in
       thousands)            $30,102        $35,394        $47,028         $7,058         $4,823

   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) NET OF FEES WAIVED BY THE ADVISER IN EXCESS OF AN INDEFINITE VOLUNTARY EXPENSE LIMITATION OF 1.95% BEGINNING NOVEMBER 1, 1992.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
6

SPECIAL INVESTMENT TRUST

                                                                         PRIMARY CLASS
   Years Ended March 31,        1996           1995           1994           1993           1992           1991           1990
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning
       of period              $19.96         $21.56         $17.91         $17.00         $14.59         $13.58         $11.84
      Net investment income       --           (.06)          (.11)           .03            .12            .18            .12
      Net realized and
       unrealized
       gain (loss) on
       investments              5.60          (1.31)          3.93           1.66           2.83           2.42           1.70
      Total from investment
       operations               5.60          (1.37)          3.82           1.69           2.95           2.60           1.82
      Distributions to
       shareholders from:
       Net investment
         income                   --             --           (.03)            --           (.14)          (.27)          (.08)
       Net realized gain on
         investments            (.47)          (.23)          (.14)          (.78)          (.40)         (1.32)            --
      Total distributions       (.47)          (.23)          (.17)          (.78)          (.54)         (1.59)          (.08)
      Net asset value, end
       of period              $25.09         $19.96         $21.56         $17.91         $17.00         $14.59         $13.58
      Total return(C)          28.47%         (6.37)%        21.35%         10.50%         20.46%         21.46%         15.37%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                 1.96%(E)       1.93%(E)       1.94%(E)       2.00%(E)       2.10%(E)       2.30%(E)      2.30%(E)
       Net investment
         income                   --          (0.2)%         (0.6)%          0.2%           0.8%           1.4%          1.0%
      Portfolio turnover
       rate                    35.6%          27.5%          16.7%          32.5%          56.9%          75.6%        115.9%
      Net assets, end of
       period (in
       thousands)           $792,240       $612,093       $565,486       $322,572       $201,772       $106,770       $68,240


                                                                                NAVIGATOR CLASS
   Years Ended March 31,         1989           1988           1987           1996          1995(A)
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning
       of period               $10.14           $12.80        $11.53         $20.03         $19.11
      Net investment income       .06(B)           .13(B)         --(B)         .09            .07
      Net realized and
       unrealized
       gain (loss) on
       investments               1.65            (1.825)        1.51           5.78            .85
      Total from investment
       operations                1.71            (1.695)        1.51           5.87            .92
      Distributions to
       shareholders from:
       Net investment
         income                  (.01)            (.075)        (.02)          (.17)            --
       Net realized gain on
         investments               --             (.89)         (.22)          (.47)            --
      Total distributions        (.01)            (.965)        (.24)          (.64)            --
      Net asset value, end
       of period               $11.84           $10.14        $12.80         $25.26         $20.03
      Total return(C)           16.99%          (14.18)%       13.39%         29.85%          4.81%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                  2.50%(E)         2.50%(E)      2.50%(E)       0.88%          0.90%(D)
       Net investment
         income                  0.7%             1.0%            --           1.0%           1.0%(D)
      Portfolio turnover
       rate                    122.4%           158.9%         77.0%          35.6%          27.5%
      Net assets, end of
       period (in thousands)  $44,450          $43,611       $55,822        $35,731        $26,123

   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) EXCLUDES INVESTMENT ADVISORY FEES AND OTHER EXPENSES IN EXCESS OF A 2.5% ADVISER-IMPOSED EXPENSE LIMITATION.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
                                                                               7

AMERICAN LEADING COMPANIES

                                                                                   PRIMARY CLASS
      Years Ended March 31,                                           1996             1995             1994(A)
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                          $10.18           $ 9.69           $10.00
      Net investment income(B)                                        0.07             0.12             0.059
      Net realized and unrealized gain (loss) on investments          2.08             0.48            (0.344)
      Total from investment operations                                2.15             0.60            (0.285)
      Distributions to shareholders from net investment income       (0.10)           (0.11)           (0.025)
      Net asset value, end of period                                $12.23           $10.18            $9.69
      Total return(C)                                                21.24%            6.24%           (2.86)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                   1.95%            1.95%            1.95%(D)
        Net investment income(B)                                      0.69%            1.21%            1.14%(D)
      Portfolio turnover rate                                        43.4%            30.5%            21.0%(D)
      Net assets, end of period (in thousands)                      $76,100          $59,985         $55,022

   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE MANAGER, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND THE YEARS ENDED MARCH 31, 1995 AND MARCH 31, 1996 WOULD HAVE BEEN 2.28%, 2.12% AND 2.20%, RESPECTIVELY.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.

     PERFORMANCE INFORMATION
          From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
          The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Advisers and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1996 for Value Trust; 1986 through 1995 for Total Return Trust and 1986
8
      through 1996 for Special Investment Trust; and 1994 through 1996 for American Leading Companies. As of the date of this Prospectus, Balanced Trust has no operating history.
          Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
          Total returns as of March 31, 1996 were as follows:

                                                                                            SPECIAL         AMERICAN
                                                                         TOTAL RETURN     INVESTMENT         LEADING
                                                         VALUE TRUST        TRUST            TRUST          COMPANIES
CUMULATIVE TOTAL RETURN
      Primary Class:
        One Year                                           +42.09%          +33.23%         +28.47%          +21.24%
        Five Years                                        +126.03          +108.70          +94.29              N/A
        Ten Years                                         +181.74          +146.16         +209.91              N/A
        Life of Class -- Value Trust(A)                   +872.26
        Life of Class -- Total Return Trust(B)                             +165.36
        Life of Class -- Special Investment Trust(C)                                       +257.33
        Life of Class -- American Leading Companies(D)                                                        +25.13
      Navigator Class:
        One Year                                           +43.53           +34.67          +29.85              N/A
        Life of Class(E)                                   +55.17           +37.74          +36.10              N/A

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
        One Year                                           +42.09%          +33.23%         +28.47%          +21.24%
        Five Years                                         +17.72           +15.85          +14.21              N/A
        Ten Years                                          +10.91            +9.43          +11.98              N/A
        Life of Class -- Value Trust(A)                    +17.69
        Life of Class -- Total Return Trust(B)                               +9.88
        Life of Class -- Special Investment Trust(C)                                        +13.22
        Life of Class -- American Leading Companies(D)                                                        +9.06
      Navigator Class:
        One Year                                           +43.53           +34.67          +29.85              N/A
        Life of Class(E)                                   +39.00           +27.12          +25.99              N/A



                                                         VALUE LINE        S&P STOCK
                                                            INDEX            INDEX
CUMULATIVE TOTAL RETURN
      Primary Class:
        One Year                                           +21.19%          +32.09%
        Five Years                                         +67.41           +98.15
        Ten Years                                          +90.46          +269.15
        Life of Class -- Value Trust(A)                   +317.14          +806.32
        Life of Class -- Total Return Trust(B)            +125.97          +343.59
        Life of Class -- Special Investment Trust(C)      +116.60          +321.18
        Life of Class -- American Leading Companies(D)     +28.18           +49.11
      Navigator Class:
        One Year                                           +21.19           +32.09
        Life of Class(E)                                   +29.97           +47.09

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
        One Year                                           +21.19%          +32.09%
        Five Years                                         +10.86           +14.66
        Ten Years                                           +6.65           +13.95
        Life of Class -- Value Trust(A)                    +10.77           +17.10
        Life of Class -- Total Return Trust(B)              +8.19           +15.46
        Life of Class -- Special Investment Trust(C)        +7.83           +15.05
        Life of Class -- American Leading Companies(D)     +10.08           +16.72
      Navigator Class:
        One Year                                           +21.19           +32.09
        Life of Class(E)                                   +21.79           +33.66

   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1996.
         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.
                                                                               9

     INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Funds' Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          VALUE TRUST'S objective is long-term growth of capital. The Adviser believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Adviser attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of the Adviser, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in the Adviser's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard
10
      to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which the Adviser believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and which appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of the Adviser, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, the Adviser believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, the Adviser may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          The Adviser believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and
                                                                              11
      above-average price volatility. Such securities require active monitoring.
          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's assets may be invested in debt securities not rated at least BBB by S&P, or below Baa by Moody's, and securities unrated by those entities, deemed by the Adviser to be of comparable quality.
          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by the Adviser to be of comparable quality.
          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMCM defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMCM's goal is to invest in companies having what LMCM believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMCM believes show strong potential for future market leadership, and in companies which LMCM believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMCM will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMCM believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMCM to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible
12
      securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least below Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.
          The Fund generally will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          The portfolio turnover rate for the equity portion of the Fund's portfolio is estimated to be 50% and the portfolio turnover rate for the fixed income portion is estimated to be 120%. The Fund's portfolio turnover rate is not expected to exceed 80%.
      TYPES OF INVESTMENTS AND ASSOCIATED RISKS
      FOR EACH FUND:
          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements and high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the
                                                                              13
      other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.
          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.
      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Value Trust, Total Return Trust and Special Investment Trust do not currently expect to invest more than 5% of net assets in preferred stock.
      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.
      U.S. GOVERNMENT SECURITIES
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA") ); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.
14

      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.
      ILLIQUID SECURITIES
          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities that are freely tradable in their country of origin or in their principal market are not considered illiquid securities even if they are not registered for sale in the U.S.
      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.
                                                                              15

      FUTURES AND OPTIONS TRANSACTIONS
VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in
16
      predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate its hedged position. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.
AMERICAN LEADING COMPANIES:
          The Fund may sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. A call option gives the purchaser the right to purchase the underlying security from the Fund at a specified price (the "strike price") during a specified period. A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The Fund may purchase a call option for the purpose of closing out a short position in an option.
          The use of options involves certain risks. These risks include: (1) the fact that use of these instruments can reduce the opportunity for gain; (2) dependence on LMCM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors; (3) imperfect correlation between movements in the price of options and movements in the price of the underlying securities;
      (4) the possible lack of a liquid secondary market for a particular option at any particular time; (5) the possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences. There can be no assurance that the use of options by the Fund will be successful. As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund. See the Statement of Additional Information for a more detailed discussion of options strategies.
                                                                              17

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THE FOLLOWING DISCUSSION OF RISK APPLIES ONLY TO BALANCED TRUST:
      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.
      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in
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      the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government. PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.
      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price
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      of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.
THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:
      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.
      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound. Each Fund does not intend to invest in securities that are in default, or where, in the adviser's opinion, default appears likely.
      RISKS OF FUTURES AND OPTIONS TRANSACTIONS
          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interst rate on which they are based, they are sometimes referred to as "derivative" securities. As explained in greater detail above, in the section titled "FUTURES AND OPTIONS TRANSACTIONS," such investments
20

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      involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments the Fund's performance will be worse than if the Fund did not make such investments.
          Although American Leading Companies may not invest in future transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction. The particular risks of covered call options are also discussed above, in the section titled "FUTURES AND OPTIONS TRANSACTIONS."
INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.
          The fundamental restrictions applicable to American Leading Companies include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).
HOW YOU CAN INVEST IN THE FUNDS
          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason (Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company). Your Legg Mason or affiliated investment executive will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Legg Mason or affiliated investment executive should be completed if you invest in shares of the Funds through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan.
          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.
          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. Initial and subsequent investments in an IRA established on behalf of a nonworking spouse of a shareholder who has an IRA invested in the Funds require a minimum amount of only $250. However, once an account is established, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan will bring the investment for the year to the maximum amount permitted under the Internal Revenue Code of 1986, as amended ("Code"). For those investing through the Funds' Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change
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      these minimum amount requirements at its discretion.
          Primary Shares purchased on behalf of an IRA, Keogh Plan, SEP or other qualified retirement plan will be processed at the net asset value next determined after Legg Mason's Funds Processing receives a check for the amount of the purchase. Other Primary Share purchases will be processed at the net asset value next determined after your Legg Mason or affiliated investment executive has received your order; payment must be made within three business days to Legg Mason. Orders received by your Legg Mason or affiliated investment executive before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Legg Mason or affiliated investment executive after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 23. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.
          You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares of the Funds:
1. THROUGH YOUR LEGG MASON OR AFFILIATED INVESTMENT EXECUTIVE
          Shares may be purchased through any Legg Mason or affiliated investment executive. An investment executive will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established a Legg Mason or affiliated account, you can order shares from your investment executive in person, by telephone or by mail.
2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your checking account. Please contact any Legg Mason or affiliated investment executive for further information.
3. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through any Legg Mason or affiliated investment executive.
HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. No certificates are issued unless you specifically request them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares of any Fund prior to 10 business days after purchase of such shares by check unless the Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected. Shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates.
HOW YOU CAN REDEEM YOUR PRIMARY SHARES
          There are two ways you can redeem your Primary Shares. First, you may give your Legg Mason or affiliated investment executive an order for redemption of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares to be redeemed and your shareholder account number. Second, you may send a written request for redemption to:
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      [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box
      1476, Baltimore, Maryland 21203-1476.
          Requests for redemption received by your Legg Mason or affiliated investment executive before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Legg Mason or affiliated investment executive after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Legg Mason or affiliated investment executive may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Proceeds from your redemption will settle in your Legg Mason brokerage account two days after trade date. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Written requests for redemption must be in "good order." A redemption request will be considered to be received in "good order" only if:
          1. You have indicated in writing the number of Primary Shares to be redeemed, the complete Fund name and your shareholder account number;
          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.
          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Legg Mason or affiliated investment executive.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days to make an additional investment to avoid having your account closed.
HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily as of the close of the
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
      Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income (which consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in an IRA, Keogh Plan, SEP or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of the distributing Fund on the payment dates. Other shareholders may elect to:
          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;
          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your investment executive for additional information about this option.
          If no election is made, both dividends and other distributions are credited to your Fund account in Primary Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. Shareholders electing to receive dividends or other distributions in cash will be sent a check or will have their Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.
TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify (or to qualify, in the case of Balanced Trust) for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.
          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than IRAs, Keogh Plans, SEPs, other
24

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      qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," page 25. If shares of a Fund are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.
SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends: or capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments). An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares only through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.
SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Legg Mason or affiliated investment executive for further information.
                                                                              25

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.
          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated investment executive. To effect an exchange by telephone, please call your Legg Mason or affiliated investment executive with the information described in "How You Can Redeem Your Primary Shares," page
      22. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.
          There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.
INVESTING THROUGH TAX-DEFERRED RETIREMENT PLANS
          Investors who are considering establishing an IRA, Keogh Plan, SEP or other qualified retirement plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Your Legg Mason or affiliated investment executive can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.
THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.
ADVISER
          Pursuant to separate advisory agreements with Value Trust, Total Return Trust and Special Investment Trust (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, the Adviser, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each of those Funds. The Adviser administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as adviser, manager or consultant to seventeen investment company portfolios which had aggregate assets under management of approximately $5.7 billion as of May 31, 1996. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.
          William H. Miller, III co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for the day-to-day management. Mr. Miller has been responsible for the day-to-day management of Total Return Trust since November 1990. Nancy T. Dennin joined Mr. Miller as co-manager of Total Return Trust on January 1, 1992. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985.
26

          Mr. Miller is a portfolio manager and President of the Adviser. Mr. Miller has been employed by the Adviser since 1982. Mrs. Dennin is a Vice President of the Adviser and has been employed by the Adviser since 1985. From 1985 through 1991, Mrs. Dennin analyzed various industries for the Adviser including financial services, retail, apparel and insurance.
          The Adviser receives for its services a management fee from each Fund attibutable to the net assets of Primary Shares, calculated daily and payable monthly. The Adviser receives a fee at an annual rate of 1.0% of Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust, a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser receives from Special Investment Trust, a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets and 0.75% of average daily net assets exceeding $100 million. The management fee paid by each Fund is higher than fees paid by most other funds to their investment advisers. For Total Return Trust, the Adviser has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.95% of the Fund's average daily net assets. During the fiscal year ended March 31, 1996, Value Trust paid a management fee of 0.77% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, and Special Investment Trust paid a management fee of 0.82% of its average daily net assets.
MANAGER
          Pursuant to separate management agreements with American Leading Companies and Balanced Trust (each a "Management Agreement"), which were approved by the Investors Trust's Board of Directors, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Funds' manager. The Funds pay the Manager, pursuant to the respective Management Agreements, a management fee equal to an annual rate of 0.75% of each Fund's respective average daily net assets and an annual rate of 0.75% of Balanced Trust's average daily net assets. The management fees paid by the Funds are higher than most other equity funds. Each Fund pays all its other expenses which are not assumed by the Manager. The Manager has agreed to waive its fees and to reimburse each Fund for its expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for American Leading Companies, 1.95% of average net assets indefinitely; and for Balanced Trust, 1.85% of average net assets until March 31, 1997. These agreements are voluntary and may be terminated by the Manager at any time.
LMCM
          LMCM, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. LMCM manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager, or 0.30% of the Fund's average daily net assets.
          LMCM has not previously advised a registered investment company. However, LMCM manages private accounts with a value as of May 31, 1996 of approximately $1.0 billion. The address of LMCM is 111 South Calvert Street, Baltimore, MD 21202.
          J. Eric Leo serves as portfolio manager for the Fund and is primarily responsible for the selection of investments. Mr. Leo has been Executive Vice President and Chief Investment Officer of LMCM since December 1991. From October 1986 to December 1991, he served as Managing Director of Equitable Capital Management, where he managed, among other assets, the Equitable Account #1 -- Growth & Income Commingled Fund.
                                                                              27

          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
BARTLETT
          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by the Manager, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to five investment company portfolios which had aggregate assets under management of approximately $2.4 billion as of May 31, 1996. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.
          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage the Fund. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. He is a member of Bartlett's Management Committee and Investment Policy Committee. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. He is a member of Bartlett's Management Committee and Investment Policy Committee.
THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year ended March 31, 1996, Legg Mason received from BFDS $228,000, $56,000, $189,000 and $22,000 for performing such services in connection with Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies, respectively.
          The Board of Directors of each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The Plan provides that as compensation for its ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives from each Fund an annual distribution fee payable from the assets attributable to Primary Shares, of up to:
      0.75% of the average daily net assets attributable to Primary Shares of the Total Return Trust, Special Investment Trust and American Leading Companies, 0.70% of the average daily net assets attributable to Primary Shares of Value Trust and 0.50% of the average daily net assets attributable to Primary Shares of Balanced Trust; and an annual service fee equal to 0.25% of the average daily net assets attributable to Primary Shares of each of the Funds. The distribution fee and service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares. Legg Mason has agreed to waive indefinitely distribution fees in any month to the extent the Total Return Trust's and American Leading Companies' expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.95% each of Total Return Trust's and American Leading Companies average daily net assets. Legg Mason has also agreed to waive until March 31, 1997 distribution fees in any month to the
28
      extent the Balanced Trust's expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.85% of Balanced Trust's average daily net assets.
          NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.
          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.
DESCRIPTION OF EACH CORPORATION/TRUST AND ITS SHARES
          Value Trust, Total Return Trust, Special Investment Trust and Legg Mason Investors Trust, Inc. were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993,
      respectively. Value Trust has authorized capital of 200 million shares of common stock, par value $0.001 per share. Total Return Trust and Special Investment Trust each have authorized capital of 100 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.
          Navigator Shares are currently offered for sale only to institutional clients of Fairfield for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The initial and subsequent investment minimums for Navigator Shares are $50,000 and $100, respectively. Investments in Navigator Shares may be made through investment executives of Fairfield Group, Inc., Horsham, Pennsylvania, or Legg Mason.
          Each Fund pays no Rule 12b-1 fee with respect to Navigator Shares. The per share net asset value of Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Funds, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Navigator Shares of the Funds may be exchanged for the corresponding class of shares of certain other Legg Mason funds. Investments by exchange into other Legg Mason funds are made at the per share net asset value, determined on the same business day as redemption of the Navigator Shares the investors wish to redeem.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
                                                                              29

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
30

                             NAVIGATOR EQUITY FUNDS
                              Navigator Value Trust
                          Navigator Total Return Trust
                       Navigator Special Investment Trust
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust

                Supplement to the Prospectus dated July 31, 1996

         The following table is to be inserted at the end of the section titled "Financial Highlights" which begins on page 4 of the Prospectus.

Balanced Trust

                                                               October 1, 1996(A)
                                                                       to
Primary Class*                                                  December 31,1996
                                                                   (Unaudited)
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                           $ 10.00
                                                                    -------

     Net investment income(B)                                          0.03
     Net realized and unrealized gain on investments                   0.35
                                                                    -------
     Total from investment operations                                  0.38
                                                                    -------
     Distributions to shareholders from net investment income         (0.04)
                                                                    -------

     Net asset value, end of period                                 $ 10.34
                                                                    =======

Total return                                                           3.83%(C)

RATIOS/SUPPLEMENTAL DATA:
Ratio to average net assets:
     Expenses(B)                                                       1.85%(D)
     Net investment income(B)                                          2.50%(D)

Portfolio turnover rate                                                0.82%(D)
Average commission rate paid(E)                                       $0.0628

Net assets, end of period (in thousands)                             $14,916

* As of December 31, 1996, the Navigator Class of shares has not commenced operations.
(A)  Commencement of operations.
(B) Net of fees waived and expenses reimbursed pursuant to a voluntary expense limitation of 1.85%. If no fees had been waived by the Manager, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to December 31, 1996 would have been 3.67%.
(C)  Not annualized for periods of less than a full year.
(D)  Annualized.
(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.



                                                                January 31, 1997

                             NAVIGATOR EQUITY FUNDS
                              Navigator Value Trust
                          Navigator Total Return Trust
                       Navigator Special Investment Trust
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust

                Supplement to the Prospectus dated July 31, 1996

     The following table replaces the table shown on page 7 of the Prospectus under the section titled "Financial Highlights":

American Leading Companies

                                                       For the Six
                                                       Months Ended
Primary Class*                                         September 30,              For the Years Ended March 31,
--------------------------------------------------------------------------------------------------------------------------
                                                           1996             1996             1995              1994(A)
---------------------------------------------------  ---------------- ---------------- ----------------  -----------------
                                                        (Unaudited)
Per Share Operating Performance:
     Net asset value, beginning of period                 $12.23           $10.18            $9.69             $10.00
                                                     ---------------- ---------------- ----------------  -----------------
     Net investment income(B)                               0.02             0.07             0.12               0.059
     Net realized and unrealized gain (loss)
          on investments                                    1.00             2.08             0.48              (0.344)
                                                     ---------------- ---------------- ----------------  -----------------
     Total from investment operations                       1.02             2.15             0.60              (0.285)
                                                     ---------------- ---------------- ----------------  -----------------
     Distributions to shareholders from net
          investment income                                (0.01)           (0.10)           (0.11)             (0.025)
                                                     ---------------- ---------------- ----------------  -----------------
     Net asset value, end of period                       $13.24           $12.23           $10.18              $9.69
                                                     ---------------- ---------------- ----------------  -----------------
     Total return(C)                                        8.34%           21.24%            6.24%             (2.86)%
Ratios/Supplemental Data:
     Ratios to average net assets:
          Expenses(B)                                       1.95%(D)         1.95%            1.95%              1.95%(D)
          Net investment income(B)                           .25%(D)          .69%            1.21%              1.14%(D)
     Portfolio turnover rate                               31.89%(D)        43.4%            30.5%              21.0%(D)
     Average commission rate paid(E)                       $0.0630            --               --                 --
     Net assets, end of period (in thousands)             $80,789          $76,100          $59,985            $55,022


* As of September 30, 1996, the Navigator Class of shares had not commenced operations.
(A) For the period September 1, 1993 (commencement of operations) to March 31, 1994.
(B) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, March 31, 1996 and the six months ended September 30, 1996 would have been 2.28%, 2.12%, 2.20% and 2.12%, respectively.
(C)  Not annualized for periods of less than a full year.
(D)  Annualized.
(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.


                                                                January 31, 1997

                             NAVIGATOR EQUITY FUNDS
                             Navigator Value Trust
                          Navigator Total Return Trust
                       Navigator Special Investment Trust
                   Navigator American Leading Companies Trust
                            Navigator Balanced Trust

                Supplement to the Prospectus dated July 31, 1996

Under the section entitled "LMCM" on page 23 of the Prospectus, the third paragraph is revised to read:

         Effective January 1, 1997, an investment committee composed of officers and employees of LMCM became responsible for the management of American Leading Companies.





                                                                January 16, 1997

NAVIGATOR EQUITY FUNDS
PROSPECTUS
JULY 31, 1996

     LEGG MASON VALUE TRUST, INC.               LEGG MASON AMERICAN LEADING COMPANIES TRUST,
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.  A SERIES OF LEGG MASON INVESTORS
     LEGG MASON TOTAL RETURN TRUST, INC.        TRUST, INC.
                                                LEGG MASON BALANCED TRUST,
                                                A SERIES OF LEGG MASON INVESTORS TRUST, INC.

    Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies and Navigator Balanced Trust (collectively referred to as ("Navigator Shares") represent separate classes ("Navigator Classes") of common stock in Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust"), Legg Mason American Leading Companies Trust ("American Leading Companies") and Legg Mason Balanced Trust ("Balanced Trust") (each separately referred to as a "Fund" and collectively referred to as the "Funds"), respectively.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients") and accounts of the customers with such Clients ("Customers") are referred to collectively as ("Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    SPECIAL INVESTMENT TRUST MAY INVEST UP TO 35% OF ITS NET ASSETS IN LOWER-RATED DEBT SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), AND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES INVOLVED IN ACTUAL OR ANTICIPATED RESTRUCTURINGS. BOTH TYPES OF INVESTMENTS INVOLVE AN INCREASED RISK OF PAYMENT DEFAULT AND/OR LOSS OF PRINCIPAL.
    SHARES OF SPECIAL INVESTMENT TRUST ARE NOT REGISTERED FOR SALE TO INVESTORS IN MISSOURI, AND THIS PROSPECTUS IS NOT AN OFFER TO INVESTORS RESIDING IN THAT STATE.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated July 31, 1996 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by this reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the following page).
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund will pay management fees to Legg Mason Fund Adviser, Inc., but Navigator Shares pay no distribution fees.
    VALUE TRUST is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation.
    TOTAL RETURN TRUST is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.
    SPECIAL INVESTMENT TRUST is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.
    AMERICAN LEADING COMPANIES is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. The Fund's investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").
    BALANCED TRUST is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of the Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks, and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.
            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            7
                Investment Objectives and Policies                 9
                How To Purchase and Redeem Shares                 19
                How Your Shareholder Account is
                  Maintained                                      20
                How Net Asset Value is Determined                 20
                Dividends and Other Distributions                 21
                Tax Treatment of Dividends and
                  Other Distributions                             21
                Shareholder Services                              22
                The Funds' Management and Investment Advisers     22
                The Funds' Distributor                            24
                Description of each Corporation/Trust
                  and Its Shares                                  24
                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544
2

     EXPENSES
    The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the tables are based on average net assets and annual Fund operating expenses related to Navigator Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies for the year ended March 31, 1996. For Balanced Trust, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal period, and fees are adjusted for current expense limits and fee waiver levels. ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES (A)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             TOTAL     SPECIAL     AMERICAN
                    VALUE    RETURN   INVESTMENT    LEADING    BALANCED
                    TRUST    TRUST      TRUST      COMPANIES    TRUST
Management fees
 (after fee
 waivers)            0.77%    0.75%      0.82%        0.50%      0.50%
12b-1 fees           None     None       None        None        None
Other expenses       0.05%    0.19%      0.06%        0.45%      0.60%

Total operating
 expenses (after
 fee waivers)        0.82%    0.94%      0.88%        0.95%      1.10%

(A) The Manager has voluntarily agreed to waive the management fee and assume certain other expenses to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 0.95% of each Fund's average daily net assets indefinitely; and for Balanced Trust, 1.10% of average daily net assets until March 31, 1997. In the absence of such waivers, the management fee, other expenses and total operating expenses relating to Navigator Shares would have been as follows: for Total Return Trust, the same as described above, and American Leading Companies, 0.75%, 0.45% and 1.20% of average net assets; and for Balanced Trust, 0.75%, 0.60% and 1.35% of average net assets.

    For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers," page 22.

EXAMPLE
    The following examples illustrate the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the prior table, the Funds charge no redemption fees of any kind.

                          TOTAL       SPECIAL       AMERICAN
               VALUE      RETURN     INVESTMENT      LEADING      BALANCED
               TRUST      TRUST        TRUST        COMPANIES      TRUST
1 Year          $  8       $ 10         $  9          $  10          $11
3 Years         $ 26       $ 30         $ 28          $  30          $34
5 Years         $ 46       $ 52         $ 49          $  53          N/A
10 Years        $101       $115         $108          $ 117          N/A

    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager waives its fees and reimburses all or a portion of each Fund's expenses and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS
         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.
         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants and for American Leading Companies by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1996 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in that Fund's annual report and are incorporated by reference in the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
         As of the date of this Prospectus, Balanced Trust has not commenced operations and has not issued any annual reports.
     VALUE TRUST (A)

                                                                    PRIMARY CLASS
      Years Ended March 31,        1996         1995       1994         1993         1992        1991        1990        1989
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period       $20.21       $18.50     $17.81       $15.69       $13.38      $14.19      $14.16      $12.14
      Net investment income         .19          .10        .08          .18          .25         .32         .33         .21
      Net realized and
       unrealized gain
       (loss) on investments       8.00         1.70        .92         2.12         2.34        (.74)        .77        1.99
      Total from investment
       operations                  8.19         1.80       1.00         2.30         2.59        (.42)       1.10        2.20
      Distributions to
       shareholders from:
       Net investment income       (.17)        (.05)      (.11)        (.18)        (.28)       (.36)       (.33)       (.18)
       Net realized gain on
        investments               (1.24)        (.04)      (.20)          --           --        (.03)       (.74)         --
      Total distributions         (1.41)        (.09)      (.31)        (.18)        (.28)       (.39)      (1.07)       (.18)
       Net asset value, end
        of period                $26.99       $20.21     $18.50       $17.81       $15.69      $13.38      $14.19      $14.16
      Total return(C)             42.09%        9.77%      5.65%       14.76%       19.53%      (2.88)%      7.74%      18.33%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                    1.82%(E)     1.81%(E)   1.82%(E)     1.86%(E)     1.90%(E)    1.90%(E)    1.86%(E)    1.96%(E)
       Net investment income       0.8%         0.5%       0.5%         1.1%         1.7%        2.5%        2.2%        1.6%
      Portfolio turnover
       rate                       19.6%        20.1%      25.5%        21.8%        39.4%       38.8%       30.7%       29.7%
      Net assets, end of
       period (in thousands) $1,450,774     $986,325   $912,418     $878,394     $745,833    $690,053    $808,780    $720,961


                                                                     NAVIGATOR
      Years Ended March 31,             1988         1987         1996      1995(B)
PER SHARE OPERATING
  PERFORMANCE:
      Net asset value,
       beginning of period            $15.07        $15.34       $20.27     $18.76
      Net investment income              .21           .21          .43        .12
      Net realized and
       unrealized gain
       (loss) on investments           (1.54)         1.11         8.02       1.40
      Total from investment
       operations                      (1.33)         1.32         8.45       1.52
      Distributions to
       shareholders from:
       Net investment income            (.20)         (.20)        (.40)      (.01)
       Net realized gain on
        investments                    (1.40)        (1.39)       (1.24)        --
      Total distributions              (1.60)        (1.59)       (1.64)      (.01)
       Net asset value, end
        of period                     $12.14        $15.07       $27.08     $20.27
      Total return(C)                  (8.42)%        9.89%       43.53%      8.11%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                         1.97%(E)       2.00%(E)     0.82%      0.82%(D)
       Net investment income            1.5%           1.5%         1.8%       1.8%(D)
      Portfolio turnover
       rate                            47.8%          42.5%        19.6%      20.1%
      Net assets, end of
       period (in thousands)        $665,689        $819,348     $52,332    $36,519

   (A) ALL SHARE AND PER SHARE FIGURES REFLECT THE 2-FOR-1 STOCK SPLIT EFFECTIVE JULY 29, 1991.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0% THROUGH MAY 11, 1987 AND 0.95% THEREAFTER.
4

     TOTAL RETURN TRUST

                                                                     PRIMARY CLASS
      Years Ended March 31,             1996       1995         1994       1993         1992       1991       1990       1989
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                         $12.79      $13.54      $13.61      $11.64       $ 9.64     $10.03     $10.06     $ 8.86
      Net investment income              .48         .33         .36         .39(B)       .34       .28         .21        .15
      Net realized and unrealized
       gain (loss) on investments       3.69        (.19)        .24        1.89         1.91       (.31)       .15       1.18
      Total from investment
       operations                       4.17         .14         .60        2.28         2.25       (.03)       .36       1.33
      Distributions to shareholders
       from:
       Net investment income            (.51)       (.29)       (.33)       (.31)        (.25)      (.29)      (.21)      (.13)
       Net realized gain on
        investments                       --        (.60)       (.34)         --           --       (.07)      (.18)        --
      Total distributions               (.51)       (.89)       (.67)       (.31)        (.25)      (.36)      (.39)      (.13)
       Net asset value, end of
        period                        $16.45      $12.79      $13.54      $13.61       $11.64     $ 9.64     $10.03     $10.06
      Total return(C)                  33.23%       1.09%       4.57%      19.88%       23.59%     (0.05)%     3.48%     15.16%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                         1.95%(E)    1.93%(E)    1.94%(E)    1.95%(B,E)   2.34%(E)   2.50%(E)   2.39%(E)   2.40%(E)
       Net investment income            3.2%        2.5%        2.7%        3.1%(B)      3.1%       3.1%       2.0%       1.6%
      Portfolio turnover rate          34.7%       61.9%       46.6%       40.5%        38.4%      62.1%      39.2%      25.7%
      Net assets, end of period
       (in thousands)               $267,010    $194,767    $184,284    $139,034      $52,360    $22,822    $26,815    $30,102

                                                                         NAVIGATOR
      Years Ended March 31,                  1988         1987          1996     1995(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                               $11.63       $10.78       $12.83   $12.66
      Net investment income                    .18          .18          .62      .15
      Net realized and unrealized
       gain (loss) on investments            (1.35)         .90         3.72      .25
      Total from investment
       operations                            (1.17)        1.08         4.34      .40
      Distributions to shareholders
       from:
       Net investment income                  (.21)        (.19)        (.65)    (.06)
       Net realized gain on
        investments                          (1.39)        (.04)          --     (.17)
      Total distributions                    (1.60)        (.23)        (.65)    (.23)
       Net asset value, end of
        period                              $ 8.86       $11.63       $16.52   $12.83
      Total return(C)                       (10.17)%      10.24%       34.67%    2.28%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                               2.30%(E)     2.40%(E)     0.94%    0.86%(D)
       Net investment income                  1.9%         1.7%         4.2%     3.6%(D)
      Portfolio turnover rate                50.1%        82.7%        34.7%    61.9%
      Net assets, end of period
       (in thousands)                      $35,394      $47,028       $7,058   $4,823

   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) NET OF FEES WAIVED BY THE ADVISER IN EXCESS OF AN INDEFINITE VOLUNTARY EXPENSE LIMITATION OF 1.95% BEGINNING NOVEMBER 1, 1992.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
                                                                               5

     SPECIAL INVESTMENT TRUST

                                                                         PRIMARY CLASS
      Years Ended March 31,     1996       1995      1994      1993      1992      1991      1990      1989
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period     $19.96     $21.56    $17.91    $17.00    $14.59    $13.58    $11.84    $10.14
      Net investment income        --       (.06)     (.11)      .03       .12       .18       .12       .06(B)
      Net realized and
       unrealized gain (loss)
       on investments            5.60      (1.31)     3.93      1.66      2.83      2.42      1.70      1.65
      Total from investment
       operations                5.60      (1.37)     3.82      1.69      2.95      2.60      1.82      1.71
      Distributions to
       shareholders from:
       Net investment income       --         --      (.03)       --      (.14)     (.27)     (.08)     (.01)
       Net realized gain on
        investments              (.47)      (.23)     (.14)     (.78)     (.40)    (1.32)       --        --
      Total distributions        (.47)      (.23)     (.17)     (.78)     (.54)    (1.59)     (.08)     (.01)
       Net asset value, end of
        period                 $25.09     $19.96    $21.56    $17.91    $17.00    $14.59    $13.58    $11.84
      Total return(C)           28.47%     (6.37)%   21.35%    10.50%    20.46%    21.46%    15.37%    16.99%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                  1.96%(E)   1.93%(E)  1.94%(E)  2.00%(E)  2.10%(E)  2.30%(E)  2.30%(E)  2.50%(E)
       Net investment income       --%     (0.2)%    (0.6)%     0.2%      0.8%      1.4%      1.0%      0.7%
      Portfolio turnover rate   35.6%      27.5%     16.7%     32.5%     56.9%     75.6%    115.9%    122.4%
      Net assets, end of period
       (in thousands)          $792,240  $612,093  $565,486  $322,572  $201,772  $106,770  $68,240   $44,450

                                                                       NAVIGATOR
                                                                         CLASS
      Years Ended March 31,               1988          1987         1996       1995(A)
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period               $12.80        $11.53       $20.03     $19.11
      Net investment income                 .13(B)         --(B)       .09        .07
      Net realized and
       unrealized gain (loss)
       on investments                    (1.825)         1.51         5.78        .85
      Total from investment
       operations                        (1.695)         1.51         5.87        .92
      Distributions to
       shareholders from:
       Net investment income              (.075)         (.02)        (.17)        --
       Net realized gain on
        investments                       (.89)          (.22)        (.47)        --
      Total distributions                 (.965)         (.24)        (.64)        --
      Net asset value, end of
       period                            $10.14        $12.80       $25.26     $20.03
      Total return(C)                    (14.18)%       13.39%       29.85%      4.81%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                            2.50%(E)      2.50%(E)     0.88%      0.90%(D)
       Net investment income               1.0%            --         1.0%       1.0%(D)
      Portfolio turnover rate            158.9%         77.0%        35.6%      27.5%
      Net assets, end of period
       (in thousands)                   $43,611       $55,822      $35,731    $26,123


   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) EXCLUDES INVESTMENT ADVISORY FEES AND OTHER EXPENSES IN EXCESS OF A 2.5% ADVISER-IMPOSED EXPENSE LIMITATION.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
6

     AMERICAN LEADING COMPANIES

                                                                                PRIMARY CLASS
      Years Ended March 31,                                         1996            1995            1994(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                         $10.18          $ 9.69          $10.00
      Net investment income(B)                                       0.07            0.12           0.059
      Net realized and unrealized gain (loss) on investments         2.08            0.48          (0.344)
      Total from investment operations                               2.15            0.60          (0.285)
      Distributions to shareholders from net investment income      (0.10)          (0.11)         (0.025)
      Net asset value, end of period                               $12.23           $10.18          $ 9.69
      Total return(C)                                               21.24%            6.24%          (2.86)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                  1.95%            1.95%           1.95%(D)
        Net investment income(B)                                     0.69%            1.21%           1.14%(D)
      Portfolio turnover rate                                       43.4%            30.5%           21.0%(D)
      Net assets, end of period (in thousands)                     $76,100         $59,985         $55,022

   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE MANAGER, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND THE YEARS ENDED MARCH 31, 1995 AND MARCH 31, 1996 WOULD HAVE BEEN 2.28%, 2.12%, AND 2.20%, RESPECTIVELY.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.

     PERFORMANCE INFORMATION
    From time to time the Funds may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
    The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Advisers and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1996 for Value Trust; 1986 through 1995 for Total Return and 1986 through 1996 for Special Investment; and 1994 through 1996 for American Leading Companies. As of the date of this Prospectus, Balanced Trust has no operating history.
                                                                               7

         Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
         Total returns as of March 31, 1996 are shown below.

                                                                                                            AMERICAN
                                                                          TOTAL RETURN       SPECIAL         LEADING    VALUE LINE
                                                            VALUE TRUST      TRUST       INVESTMENT TRUST   COMPANIES     INDEX
CUMULATIVE TOTAL RETURN
      Primary Class:
        One Year                                               +42.09%        +33.23%          +28.47%        +21.24%      +21.19%
        Five Years                                            +126.03        +108.70           +94.29            N/A       +67.41
        Ten Years                                             +181.74        +146.16          +209.91            N/A       +90.46
        Life of Class -- Value Trust(A)                       +872.26                                                     +317.14
        Life of Class -- Total Return Trust(B)                               +165.36                                      +125.97
        Life of Class -- Special Investment Trust(C)                                          +257.33                     +116.60
        Life of Class -- American Leading Companies(D)                                                        +25.13       +28.18
      Navigator Class:
        One Year                                               +43.53         +34.67           +29.85            N/A       +21.19
        Life of Class(E)                                       +55.17         +37.74           +36.10            N/A       +29.97

                                                            S&P STOCK
                                                              INDEX
CUMULATIVE TOTAL RETURN
      Primary Class:
        One Year                                              +32.09%
        Five Years                                            +98.15
        Ten Years                                            +269.15
        Life of Class -- Value Trust(A)                      +806.32
        Life of Class -- Total Return Trust(B)               +343.59
        Life of Class -- Special Investment Trust(C)         +321.18
        Life of Class -- American Leading Companies(D)        +49.11
      Navigator Class:
        One Year                                              +32.09
        Life of Class(E)                                      +47.09


                                                                                                            AMERICAN
                                                                          TOTAL RETURN       SPECIAL         LEADING    VALUE LINE
                                                            VALUE TRUST      TRUST       INVESTMENT TRUST   COMPANIES     INDEX
AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
        One Year                                               +42.09%       +33.23%          +28.47%         +21.24%     +21.19%
        Five Years                                             +17.72        +15.85           +14.21             N/A      +10.86
        Ten Years                                              +10.91         +9.43           +11.98             N/A       +6.65
        Life of Class -- Value Trust(A)                        +17.69                                                     +10.77
        Life of Class -- Total Return Trust(B)                                +9.88                                        +8.19
        Life of Class -- Special Investment Trust(C)                                          +13.22                       +7.83
        Life of Class -- American Leading Companies(D)                                                         +9.06      +10.08
      Navigator Class:
        One Year                                               +43.53        +34.67           +29.85             N/A      +21.19
        Life of Class(E)                                       +39.00        +27.12           +25.99             N/A      +21.79

                                                             S&P STOCK
                                                               INDEX
AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
        One Year                                              +32.09%
        Five Years                                            +14.66
        Ten Years                                             +13.95
        Life of Class -- Value Trust(A)                       +17.10
        Life of Class -- Total Return Trust(B)                +15.46
        Life of Class -- Special Investment Trust(C)          +15.05
        Life of Class -- American Leading Companies(D)        +16.72
      Navigator Class:
        One Year                                              +32.09
        Life of Class(E)                                      +33.66

   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1996.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.
8

      INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Funds' Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          VALUE TRUST'S objective is long-term growth of capital. The Adviser believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Adviser attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of the Adviser, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in the Adviser's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
                                                                               9

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which the Adviser believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and which appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of the Adviser, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, the Adviser believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, the Adviser may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          The Adviser believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.
          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by the Adviser to be of comparable quality.
          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by the Adviser to be of comparable quality.
10

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMCM defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMCM's goal is to invest in companies having what LMCM believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMCM believes show strong potential for future market leadership, and in companies which LMCM believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMCM will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. The Fund's portfolio turnover rate is not expected to exceed 100%. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMCM believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMCM to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett & Co. ("Bartlett"), as investment adviser, will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.
          The Fund generally will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by
                                                                              11

      Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          The portfolio turnover rate for the equity portion of the Fund's portfolio is estimated to be 50% and the portfolio turnover rate for the fixed income portion is estimated to be 120%. The Fund's portfolio turnover rate is not expected to exceed 80%.
      TYPES OF INVESTMENTS AND ASSOCIATED RISKS
      FOR EACH FUND:
          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.
          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.
      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Value Trust, Total Return Trust and Special Investment Trust do not currently expect to invest more than 5% of net assets in preferred stock.
12

      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.
      U.S. GOVERNMENT SECURITIES
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.
      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in
      U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that Value Trust, Total Return Trust,
      Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.
      ILLIQUID SECURITIES
          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American
      Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be
                                                                              13
      expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities that are freely tradable in their country of origin or in their principal market are not considered illiquid securities even if they are not registered for sale in the U.S.
      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.
      FUTURES AND OPTIONS TRANSACTIONS
VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a
      Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can
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      expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the Funds' portfolio. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate hedged positions. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the
      Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.
AMERICAN LEADING COMPANIES:
          The Fund may sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. A call option gives the purchaser the right to purchase the underlying security from the Fund at a specified price (the "strike price") during a specified period.
      A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The Fund may purchase a call option for the purpose of closing out a short position in an option.
          The use of options involves certain risks. These risks include: (1)
      the fact that use of these instruments can reduce the opportunity for gain; (2) dependence on LMCM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors; (3) imperfect correlation between movements in the price of options and movements in the price of the underlying securities;
      (4) the possible lack of a liquid secondary market for a particular option at any particular time; (5) the possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences. There can be no assurance that the use of options by the Fund will be successful. As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would
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
      exceed 25% of the value of the equity securities held by the Fund. See the Statement of Additional Information for a more detailed discussion of options strategies.
THE FOLLOWING DISCUSSION OF RISK APPLIES ONLY TO BALANCED TRUST:
      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are
      "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer.
      The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.
      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities
16
      of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government. PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are consid-ered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.
      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.
                                                                              17

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THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:
      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.
      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound. Each Fund does not intend to invest in securities that are in default, or where, in the adviser's opinion, default appears likely.
      RISKS OF FUTURES AND OPTIONS TRANSACTIONS
          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. As explained in greater detail above, in the section titled "FUTURES AND OPTIONS TRANSACTIONS," such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments the Fund's performance will be worse than if the Fund did not make such investments.
          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction. The particular risks of covered call options are also discussed above, in the section titled "FUTURES AND OPTIONS TRANSACTIONS."
INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the
18

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      holders of a majority of the outstanding voting securities of the Fund.
      For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.
          The fundamental restrictions applicable to American Leading Companies include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).
HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason. (Legg Mason and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.)
          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.
      Purchase of Shares
          The minimum investment is $50,000 for the initial purchase of Navigator Shares and $100 for each subsequent investment. Each Fund reserves the right to change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 20. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.
          In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in the Funds. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.
      Redemption of Shares
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their investment executives at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange, on any day when the Exchange is open,
                                                                              19

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      will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the adviser, that Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Each Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their investment executive for further instructions.
          Because of the relatively high cost of maintaining small accounts, a Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the investor will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.
HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED
          A shareholder account is established automatically for each investor. Any shares the investor purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. No certificates are issued unless the shareholder specifically requests them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares of any Fund prior to 10 business days after purchase of such shares by check unless the Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected. Shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates.
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund. In addition, Legg Mason clients will receive a monthly statement, which will also show the total number of shares being held in safekeeping by the Funds' transfer agent for the account of the shareholder.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers. Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis.
HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open,
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      by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income (which consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:
          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          In certain cases, shareholders may reinvest dividends and other distributions in shares of another Navigator fund. A shareholder should contact its investment executive for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.
          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If an investor elects to receive dividends or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.
TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify (or to qualify in the case of Balanced Trust) for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.
          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to their shareholders (other than tax-exempt investors) as ordinary income to the extent of each Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
                                                                              21

          Each Fund sends each shareholder a notice following the end of each calendar year specifying, among other things, the amounts of all ordinary income dividends and other distributions paid (or deemed paid) during that year.
          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares for shares of any other Navigator fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," page 22. If Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, an investor may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of its home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.
SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends and capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476," or "[insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."
EXCHANGE PRIVILEGE
          Holders of Navigator Shares are entitled to exchange them for a corresponding class of shares, provided the shares to be acquired are eligible for sale under applicable state securities laws.
          Investments by exchange into other Navigator funds are made at the per share net asset value next determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your investment executive. To effect an exchange by telephone, please call your investment executive with the information described in the section "How to Purchase and Redeem Shares," page 18. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders. There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.
THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.
22

ADVISER
          Pursuant to separate advisory agreements with Value Trust, Total Return Trust and Special Investment Trust (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, the Adviser, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each of those Funds. The Adviser administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as adviser, manager or consultant to seventeen investment company portfolios which had aggregate assets under management of approximately $5.7 billion as of May 31, 1996. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.
          William H. Miller, III co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for the day-to-day management. Mr. Miller has been responsible for the day-to-day management of the Total Return Trust since November 1990. Nancy T. Dennin joined Mr. Miller as co-manager of the Total Return Trust on January 1, 1992. Mr. Miller has also been primarily responsible for the day-to-day management of the Special Investment Trust since its inception in 1985.
          Mr. Miller is a portfolio manager and President of the Adviser. Mr. Miller has been employed by the Adviser since 1982. Mrs. Dennin is a Vice President of the Adviser and has been employed by the Adviser since 1985. From 1985 through 1991, Mrs. Dennin analyzed various industries for the Adviser including financial services, retail, apparel and insurance.
          The Adviser receives for its services a management fee from each Fund attributable to the net assets of Navigator Shares, calculated daily and payable monthly. The Adviser receives a fee at an annual rate of 1.0% of the Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust, a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser receives from Special Investment Trust, a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets and 0.75% of average daily net assets exceeding $100 million. The management fee paid by each Fund is higher than fees paid by most other funds to their investment advisers. For the Total Return Trust, the Adviser has agreed to waive indefinitely its fees in any month to the extent the Total Return Trust's expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.95% of the Fund's average daily net assets. During the fiscal year ended March 31, 1996, Value Trust paid a management fee of 0.77% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, and Special Investment Trust paid a management fee of 0.82% of its average daily net assets.
MANAGER
          Pursuant to separate management agreements with American Leading Companies and Balanced Trust (each a "Management Agreement"), which were approved by the Investors Trust's Board of Directors, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Funds' manager. The Funds pay the Manager, pursuant to the respective Management Agreements, a management fee equal to an annual rate of 0.75% of each Fund's average daily net assets and an annual rate of 0.75% of Balanced Trust's average daily net assets attributable to Navigator Shares. The management fees paid by the Funds are higher than fees paid by most other equity funds. Each Fund pays all its other expenses which are not assumed by the Manager. The Manager has agreed to waive its fees and to reimburse each Fund for its expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for American Leading Companies, 0.95% of average net assets indefinitely; and for Balanced Trust, 1.10% of average net assets until March 31, 1997. These agreements are voluntary and may be terminated by the Manager at any time.
LMCM
          LMCM, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. LMCM manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays LMCM
                                                                              23
      a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager, or 0.30% of the Fund's average daily net assets attributable to Navigator Shares.
          LMCM has not previously advised a registered investment company. However, LMCM manages private accounts with a value as of May 31, 1996 of approximately $1.0 billion. The address of LMCM is 111 South Calvert Street, Baltimore, MD 21202.
          J. Eric Leo serves as portfolio manager for the Fund and is primarily responsible for the selection of investments. Mr. Leo has been Executive Vice President and Chief Investment Officer of LMCM since December 1991. From October 1986 to December 1991, he served as Managing Director of Equitable Capital Management, where he managed, among other assets, the Equitable Account #1 -- Growth & Income Commingled Fund.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
BARTLETT
          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by the Manager, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to five investment company portfolios which had aggregate assets under management of approximately $2.4 billion as of May 31, 1996. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.
          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage the Fund. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. He is a member of Bartlett's Management Committee and Investment Policy Committee. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. He is a member of Bartlett's Management Committee and Investment Policy Committee.
THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year ended March 31, 1996, Legg Mason received from BFDS $228,000, $56,000, $189,000 and $22,000 for performing such services in connection with Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies, respectively.
          Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield may sell Navigator Shares pursuant to a Dealer Agreement with the Funds' Distributor, Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Funds for selling Navigator Shares.
          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.
DESCRIPTION OF EACH CORPORATION / TRUST AND ITS SHARES
          Value Trust, Total Return Trust, Special Investment Trust and Legg Mason Investors Trust, Inc. were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993,
      respectively. Value Trust has authorized capital of 200 million shares of common stock, par value $0.001 per share. Total Return Trust and Special Investment Trust each have authorized capital of 100 million shares of common stock, par value $0.001 per share. The Articles of the Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced
24

      Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.
          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated investment executive, through the Future First Systematic Investment Plan or through automatic investment arrangements.
          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 1.0% of the net assets attributable to Primary Shares of Special Investment Trust, Total Return Trust and American Leading Companies and 0.95% of the net assets attributable to Primary Shares of Value Trust. Investors in Primary Shares may elect to receive dividends and/or capital gain distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the Classes of Shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of the Funds may be exchanged for the corresponding Class of Shares of other Legg Mason funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the Fund shares the investors in Primary Shares wish to redeem.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of each Fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of each Fund are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, Massachusetts 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
                                                                              25

                          LEGG MASON VALUE TRUST, INC.
                       LEGG MASON TOTAL RETURN TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.:
                        AMERICAN LEADING COMPANIES TRUST
                                 BALANCED TRUST

                                 PRIMARY SHARES
                                NAVIGATOR SHARES

              Supplement to the Statement of Additional Information
                               dated July 31, 1996

The following is inserted in the section titled "Financial Statements" on page 43 of the Statement of Additional Information:

         The unaudited financial statements of Legg Mason American Leading Companies Trust for the six month period ending September 30, 1996 are incorporated into the Statement of Additional Information by reference to the Report to Shareholders for the same period.




                                                                January 31, 1997

                          LEGG MASON VALUE TRUST, INC.
                       LEGG MASON TOTAL RETURN TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.:
                        AMERICAN LEADING COMPANIES TRUST
                                 BALANCED TRUST

                                 PRIMARY SHARES
                                NAVIGATOR SHARES

                Supplement to Statement of Additional Information
                               dated July 31, 1996


         The unaudited financial statements of the Legg Mason Balanced Trust for the period from October 1, 1996 (commencement of operations) to December 31, 1996, attached hereto, are to be inserted in the section entitled "Financial Statements," on page 43 of the Statement of Additional Information.













                                                              January 31, 1997

                        LEGG MASON INVESTORS TRUST, INC.

                                 BALANCED TRUST

                                FINANCIAL REPORT

                         FOR THE PERIOD OCTOBER 1, 1996

                          (Commencement of Operations)

                                       TO

                                DECEMBER 31, 1996





                            INDEX TO FINANCIAL REPORT




                                                                          Page

Statement of Net Assets                                                   1-4

Statement of Operations                                                    5

Statement of Changes in Net Assets                                         6

Financial Highlights                                                       7

Notes to Financial Statements                                              8

Statement of Net Assets
Legg Mason Investors Trust, Inc.
Balanced Trust
December 31, 1996                               % of                     Maturity
(Unaudited)                                  Net Assets      Coupon        Date         Shares/Par       Cost           Value
-------------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests             48.99%

Aerospace                                       2.40%
Lockheed Martin Corporation                                                                2,050       $188,402        $187,575
Raytheon Company                                                                           3,550        174,843         170,844
                                                                                                                        358,419
Automotive                                      1.69%
Ford Motor Company                                                                         7,900        252,095         251,812

Chemicals                                       2.36%
Ferro Corporation                                                                          6,400        181,004         181,600
Potash Corporation of Saskatchewan, Inc.                                                   2,000        151,630         170,000
                                                                                                                        351,600
Computer Services & Systems                     0.39%
Zilog, Inc.                                                                                2,200         45,307          57,475(A)

Construction/Building Materials                 1.03%
Martin Marietta Materials, Inc.                                                            6,600        152,546         153,450

Electrical Equipment/Electronics                1.58%
Pioneer-Standard Electronics, Inc.                                                        18,000        201,594         236,250

Energy (Oil/Gas/Services)                       3.13%
Cabot Oil & Gas Corporation                                                                6,700        110,740         114,737
Phillips Petroleum Company                                                                 3,300        136,204         146,025
Southwestern Energy Company                                                               13,600        205,754         205,700
                                                                                                                        466,462
Finance                                         3.58%
Federal National Mortgage Association                                                      4,600        178,115         171,350
Raymond James Financial, Inc.                                                              1,800         46,033          54,225
Salomon, Inc.                                                                              5,200        240,140         245,050
U.S. Trust Corporation                                                                       800         58,575          63,200
                                                                                                                        533,825
Food, Beverage & Tobacco                        4.01%
Archer Daniels Midland Co.                                                                 9,000        194,690         198,000
Philip Morris Companies, Inc.                                                                400         36,955          45,050
Universal Foods Corporation                                                                4,300        149,913         151,575
UST, Inc.                                                                                  6,300        199,029         203,963
                                                                                                                        598,588
Insurance/Hospital Management                   1.65%
John Alden Financial Corporation                                                           7,000        136,733         129,500
MBIA, Inc.                                                                                 1,150        105,379         116,437
                                                                                                                        245,937
Manufacturing                                   5.44%
Fleetwood Enterprises, Inc.                                                                8,000        250,453         220,000
Kaydon Corporation                                                                         5,800        243,354         273,325
National Presto Industries, Inc.                                                           1,600         60,375          59,800
Stewart & Stevenson Services, Inc.                                                         1,000         21,125          29,125
York International Corporation                                                             4,100        208,822         229,088
                                                                                                                        811,338

Statement of Net Assets
Legg Mason Investors Trust, Inc.
Balanced Trust
December 31, 1996                               % of                     Maturity
(Unaudited)                                  Net Assets      Coupon        Date         Shares/Par       Cost           Value
-------------------------------------------------------------------------------------------------------------------------------
Media/Advertising                               2.35%
A.H. Belo Corporation                                                                      5,200       $191,111        $181,350
Time Warner, Inc.                                                                          4,500        172,008         168,750
                                                                                                                        350,100
Miscellaneous                                   1.99%
Blackrock N.A. Government Income Trust                                                    30,000        309,300         296,250

Multi-Industry                                  1.82%
American Brands, Inc.                                                                      1,200         55,936          59,550
Loews Corporation                                                                          2,250        194,028         212,062
                                                                                                                        271,612
Real Estate (REITs)                             2.12%
ROC Communities, Inc.                                                                      6,900        169,489         191,475
United Dominion Realty Trust, Inc.                                                         8,000        111,980         124,000
                                                                                                                        315,475
Retail                                          2.88%
Federated Department Stores, Inc.                                                          5,600        187,768         191,100(A)
Jostens, Inc.                                                                             11,300        241,948         238,713
                                                                                                                        429,813
Savings & Loan                                  1.58%
Washington Federal, Inc.                                                                   8,900        224,044         235,850

Services                                        1.53%
ADT, Ltd.                                                                                 10,000        197,575         228,750(A)

Telecommunications                              0.12%
Ameritech Corporation                                                                        300         16,112          18,187

Transportation                                  3.84%
AMR Corporation                                                                            2,150        187,345         189,469(A)
GATX Corp.                                                                                 3,000        143,345         145,500
Kansas City Southern Industries, Inc.                                                      5,300        248,342         238,500
                                                                                                                        573,469
Utilities                                       3.50%
KU Energy Corporation                                                                      6,700        199,050         201,000
NIPSCO Industries, Inc.                                                                    1,200         44,196          47,550
TNP Enterprises, Inc.                                                                      5,500        142,155         150,563
Western Resources, Inc.                                                                    4,000        119,950         123,500
                                                                                                                        522,613

Total Common Stock and Equity Interests                                                               7,085,484       7,307,275


Corporate Bonds and Notes                       1.89%
Time Warner Sr. Notes                                       0.000%(B)     06/22/13       650,000        281,851         281,938

Total Corporate Bonds and Notes                                                                         281,851         281,938

Statement of Net Assets
Legg Mason Investors Trust, Inc.
Balanced Trust
December 31, 1996                               % of                     Maturity
(Unaudited)                                  Net Assets      Coupon        Date         Shares/Par       Cost           Value
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations         42.93%

Federal Home Loan Mortgage Corporation          3.96%
FHLMC                                                       6.000%        03/01/26       $98,865        $92,701         $91,976
FHLMC                                                       6.500%        01/01/26       197,630        191,331         189,169
FHLMC                                                       6.500%        05/01/26       123,618        119,176         118,170
FHLMC                                                       6.500%        05/01/26       199,829        193,897         191,023
                                                                                                                        590,338

Federal National Mortgage Association           3.74%
FNMA 30 YR. TBA                                             6.000%        01/01/27(C)    600,000        561,000         557,058

Government National Mortgage Association        6.61%
GNMA POOL                                                   7.000%        03/15/26       100,917         98,994          98,709
GNMA POOL                                                   7.000%        04/15/26       187,622        182,287         183,517
GNMA POOL                                                   7.500%        10/15/26       197,670        196,805         197,731
GNMA POOL                                                   8.000%        04/15/26        97,428         98,889          99,376
GNMA POOL                                                   8.000%        10/15/26        99,838        101,741         101,835
GNMA POOL                                                   8.000%        10/15/26       199,721        203,778         203,716
GNMA POOL                                                   8.000%        11/15/26        98,929        101,155         100,907
                                                                                                                        985,791
Treasury Bond Strips  (D)                      19.74%
U.S. Treasury Bond Strip                                    0.000%        08/15/98     1,325,000      1,208,816       1,208,095
U.S. Treasury Bond Strip                                    0.000%        02/15/99       700,000        619,315         618,772
U.S. Treasury Bond Strip                                    0.000%        08/15/99       600,000        514,107         514,182
U.S. Treasury Bond Strip                                    0.000%        08/15/03       300,000        200,727         198,720
U.S. Treasury Bond Strip                                    0.000%        05/15/04       500,000        312,330         314,230
U.S. Treasury Bond Strip                                    0.000%        11/15/04       150,000         91,408          91,031
                                                                                                                      2,945,030
Treasury Notes                                  8.88%
U.S. Treasury Note                                          5.875%        08/15/98       300,000        300,420         300,141
U.S. Treasury Note                                          6.500%        05/31/01       250,000        251,599         252,735
U.S. Treasury Note                                          7.125%        02/29/00       750,000        778,044         772,148
                                                                                                                      1,325,024

Total U.S. Government and Agency Obligations                                                          6,418,519       6,403,241

Short-Term Investments                          8.21%

Commercial Paper                                6.70%
Raytheon                                                    6.500%        01/02/97     1,000,000        999,819         999,819

Repurchase Agreement                            1.51%
State Street Bank and Trust Co., N.A.                       4.000%        01/02/97       225,000        225,000         225,000
   4.00% dated 12/31/96, to be
   repurchased at $225,050 on 1/2/97
   (Collateral: $230,000 U.S. T-Note
   6.00% due 5/31/98, value $232,038)

Total Short-Term Investments                                                                          1,224,819       1,224,819

                                       3

Statement of Net Assets
Legg Mason Investors Trust, Inc.
Balanced Trust
December 31, 1996                               % of                     Maturity
(Unaudited)                                  Net Assets      Coupon        Date         Shares/Par       Cost           Value
-------------------------------------------------------------------------------------------------------------------------------
Total Investments                             102.02%                                                15,010,673     $15,217,273

Other Assets Less Liabilities                  -2.02%                                                                  (300,985


Net Assets Consisting of:

Accumulated paid-in-capital applicable to
   1,443,052 shares outstanding                                                                      14,720,869
Accumulated net operating loss                                                                          (11,653)
Undistributed net realized gain on investments                                                              472
Unrealized appreciation of investments                                                                  206,600

Net Assets                                    100.00%                                                               $14,916,288

Net asset value per share                                                                                                $10.34

(A) Non-income producing
(B) Zero-coupon  bond- A bond with no periodic  interest payments which  is
    sold  at  a   discount   to   produce   a  current yield-to-maturity. This
    Time Warner security is a zero-coupon bond callable on June 22, 1998.
(C) When-issued Security- Security purchased on a delayed delivery basis. Final settlement amount has not yet been announced.
(D) Stripped Security- Security with interest-only payment streams. For this interest-only security, the amount shown as principal is the notional balance used to calculate the amount of interest due.

                        LEGG MASON INVESTORS TRUST, INC.
                                 BALANCED TRUST
                             STATEMENT OF OPERATIONS
                         For the Period October 1, 1996
                          (Commencement of Operations)
                              to December 31, 1996
                                   (Unaudited)


Investment Income:

     Dividends (net of foreign taxes withheld of $14)        $    23,898
     Interest                                                     61,385
                                                             -----------

     Total investment income                                                   $    85,283

Expenses:
     Management fee                                               14,715
     Distribution and service fees                                14,715
     Custodian Fee                                                17,500
     Legal and audit fees                                          9,990
     Reports to shareholders                                       4,800
     Registration fees                                             2,775
     Transfer agent and shareholder servicing expense              2,220
     Directors' fees                                               1,250
     Other expenses                                                4,011
                                                             -----------
                                                                  71,976
         Less fees waived and expenses reimbursed                (35,678)
                                                             -----------
         Total expenses, net of waivers and reimbursements                          36,298
                                                                               -----------

Net Investment Income                                                               48,985

Net Realized and Unrealized Gain on Investments:
     Realized gain on investments                                    472
     Unrealized appreciation of investments                      206,600

Net Realized and Unrealized Gain on Investments                                    207,072
                                                                               -----------

Increase in Net Assets Resulting from Operations                               $   256,057
                                                                               ===========

                        LEGG MASON INVESTORS TRUST, INC.
                                 BALANCED TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                         For the Period October 1, 1996
                          (Commencement of Operations)
                              to December 31, 1996
                                   (Unaudited)



Change in Net Assets:
Net investment income                                              $    48,985
Net realized gain on investments                                           472
Unrealized appreciation of investments                                 206,600
                                                                   -----------
Increase in net assets resulting from operations                       256,057

Distributions to shareholders from net investment income               (60,638)

Increase in net assets from Fund share transactions                 14,719,869
        Increase in net assets                                      14,915,288

Net Assets:

Beginning of period                                                      1,000

End of period (including overdistributed income of $11,653)        $14,916,288
                                                                   ===========

                        LEGG MASON INVESTORS TRUST, INC.
                                 BALANCED TRUST
                              FINANCIAL HIGHLIGHTS

                                                             October 1, 1996(A)
                                                                    to
Primary Class*                                               December 31, 1996
-------------------------------------------------------------------------------
                                                                (Unaudited)
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                        $ 10.00
                                                                 -------

     Net investment income(B)                                       0.03
     Net realized and unrealized gain on investments                0.35
                                                                 -------
     Total from investment operations                               0.38
                                                                 -------
     Distributions to shareholders from net investment income      (0.04)
                                                                 -------

     Net asset value, end of period                              $ 10.34
                                                                 =======

Total return                                                        3.83%(C)

RATIOS/SUPPLEMENTAL DATA:
Ratio to average net assets:
     Expenses(B)                                                    1.85%(D)
     Net investment income(B)                                       2.50%(D)

Portfolio turnover rate                                             0.82%(D)
Average commission rate paid(E)                                    $0.0628

Net assets, end of period (in thousands)                          $14,916

* As of December 31, 1996, the Navigator Class of Shares has not commenced operations.
(A) Commencement of operations.
(B) Net of fees waived and expenses reimbursed pursuant to a voluntary expense limitation of 1.85%. If no fees had been waived by the Manager, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to December 31, 1996 would have been 3.67%.
(C) Not annualized for periods of less than a full year.
(D) Annualized.
(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

    See notes to financial statements

                        LEGG MASON INVESTORS TRUST, INC.
                                 BALANCED TRUST
                          NOTES TO FINANCIAL STATEMENTS
                             (Amounts in Thousands)
                                   (Unaudited)


1.   Significant Accounting Policies:

         The Legg Mason Investors Trust, Inc. ("Trust"), consisting of the Balanced Trust ("Fund") and the American Leading Companies Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements of the other portfolio of the Trust are included in a separate report to shareholders. The Trust was organized on May 5, 1993. The Fund had no operations prior to October 1, 1996, other than those related to organizational matters.

         Security Valuation

         Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.

         Dividends and Distributions to Shareholders

         Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

         Dividends from net investment income and distributions from capital gains are recorded on the ex- dividend date. Dividends from net investment income will be made quarterly and distributions from net capital gains, if available, will be made annually. Additional distributions will be made when necessary.

         Security Transactions

         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At December 31, 1996, $561 was payable for securities purchased but not yet received.

         Repurchase Agreements

         All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

         Deferred Organizational Expense

         Deferred organizational expenses of $86 are being amortized on a straight-line basis over 5 years beginning on the date operations began.

         Federal Income Taxes

         No provision for federal income or excise taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

         Use of Estimates

         The  preparation  of  the  financial   statements  in  accordance  with
     generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.   Investment Transactions:

         For the period ended December 31, 1996, purchases and sales of U.S. government securities aggregated $6,418 and $20, respectively, and purchases and sales of other securities (excluding short-term securities) aggregated $7,366 and $0, respectively.

         At December 31, 1996, the cost of securities for federal income tax purposes was $15,011. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $110. The net unrealized appreciation for tax purposes is $207.

3.   Fund Share Transactions:

         At December 31, 1996, there were 1,000,000  shares  authorized at $.001
     par  value  for  all   portfolios  of  the  Trust   (including  the  Fund).
     Transactions in Fund shares were as follows:

                                                  October 1, 1996(A)
                                                         to
                                                  December 31, 1996
                                                 ----------------------
                                                 Shares          Amount
                                                 ------          ------
Sold                                             1,472          $15,021
Reinvestment of distributions                        6               59
Repurchased                                        (35)            (361)
                                                 ------         -------
Net increase                                     1,443          $14,719
                                                 ======         =======

(A)  Commencement of operations.


4.   Transactions with Affiliates:

         The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets, calculated daily and payable monthly. Legg Mason, the Manager and the Adviser have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) to the extent necessary to limit total operating expenses to 1.85%, until March 31, 1997. At December 31, 1996, management fees of $15 were waived.

         Bartlett & Co. ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to the Fund. The Adviser is responsible for the actual investment activity of the Fund, for which the Manager (not the Fund) pays the Adviser a fee at an annual rate equal to 662/3% of the fee received by the Manager.

         Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.50% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. At December 31, 1996, distribution and service fees totaling $15 were waived. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. No brokerage commissions were paid to Legg Mason or its affiliates during the period ended December 31, 1996.

         The Fund, along with certain other Legg Mason Funds, has entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the period ended December 31, 1996, the Fund had no borrowings under the line of credit.

                          LEGG MASON VALUE TRUST, INC.
                       LEGG MASON TOTAL RETURN TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.
                                 PRIMARY SHARES
                                NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 1996

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of the principal amount invested.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for Primary Shares or Navigator Shares (both dated July 31, 1996), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Funds at (410) 539-0000.

         The Legg Mason Value Trust, Inc. ("Value Trust") is a mutual fund seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation. Other investors who seek capital appreciation may also invest in Value Trust shares.

         The Legg Mason Total Return Trust, Inc. ("Total Return Trust") is a mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options.

         The Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") is a mutual fund seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust may also invest in the securities of companies with larger capitalizations which have one or more of these characteristics.

         Legg Mason American Leading Companies Trust("American Leading Companies"), a diversified, professionally managed portfolio, is a separate series of Legg Mason Investors Trust, Inc., an open-end investment company ("Trust"). American Leading Companies seeks long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies normally will seek to achieve its investment objective by investing not less than 75% of its total assets in the dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. American Leading Companies' investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies typically are well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").

         Legg Mason Balanced Trust ("Balanced Trust"), a diversified, professionally managed portfolio, is a separate series of the Trust. Balanced Trust seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks, and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.

         Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies and Navigator Balanced Trust (collectively referred to as "Navigator Shares") represent interests in Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust, respectively, that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

         The Primary Class of shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (collectively referred to as "Primary Shares") is offered for sale to all other investors and may be purchased directly by individuals.

         Navigator and Primary Shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (each separately referred to as a "Fund" and collectively referred to as the "Funds") are sold and redeemed without any purchase or redemption charge, although Institutions may charge their Customer Accounts for services provided in connection with the purchase or redemption of Navigator Shares. Each Fund pays management fees to the Adviser/Manager. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."

                             LEGG MASON WOOD WALKER,
                                  Incorporated
--------------------------------------------------------------------------------

                            111 South Calvert Street
                                  P.O. Box 1476
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

        ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES

         In addition to the investment objective of each Fund described in the Prospectus, each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of its shareholders. Value Trust, Total Return Trust and Special Investment Trust may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective Fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each Fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets);

         2. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         3. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each Fund may make margin deposits in connection with the use of futures contracts and options on futures contracts;

         4. Invest more than 25% of its total assets (taken at market value) in any one industry;

         5. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each Fund from purchasing or selling options and futures contracts;

         6. Underwrite the securities of other issuers, except insofar as each Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         7. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or sell real estate, except that each Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each Fund will not purchase or sell interests in real estate limited partnerships); or

         9. Make short sales of securities or maintain a short position, except that each Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box."

         American Leading Companies and Balanced Trust each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the Fund will repay any money borrowed before any portfolio securities are purchased);

         2. Issue senior securities, except as permitted under the Investment Company Act of 1940 ("1940 Act");

         3. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing limitations may be changed with respect to a Fund by "the vote of a majority of the outstanding voting securities" of that Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Value Trust, Total Return Trust and Special Investment Trust:

         As non-fundamental policies, changeable without shareholder vote, each Fund will not: (i) not invest more than 5% of its total assets (taken at market value) in securities of companies that, including their predecessors, have been in operation less than three years; (ii) purchase or sell interests in oil and gas or other mineral exploration or development programs or purchase or sell oil, gas or mineral leases; (iii) invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of that Fund's total assets (taken at market value) would be invested in such securities.

American Leading Companies and Balanced Trust:

         The following are some of the non-fundamental limitations which American Leading Companies and Balanced Fund currently observe. Each Fund may not:

         1. Purchase or sell any oil, gas or mineral exploration or development programs;

         2. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts;

         3. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box". This limit does not apply to short sales and short positions in connection with its use of options, futures contracts and options on futures contracts (Neither Fund intends to make short sales in excess of 5% of its net assets during the coming year);

         4. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, of Legg Mason Fund Adviser, Inc. and of Legg Mason Capital Management, Inc. (with respect to American Leading Companies) and of Bartlett & Co. (with respect to Balanced Trust) who individually own beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of the securities of that issuer;

         5. Purchase any security if, as a result, more than 5% of the Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;

         6. Purchase a security restricted as to resale if, as a result thereof, more than 10% of the Fund's total assets would be invested in restricted securities. For purposes of this limitation, securities that can be sold freely in the principal market in which they are traded are not considered restricted, even if they cannot be sold in the United States.

         7. Make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term "warrants" does not include options on securities, stock or bond indices, foreign currencies or futures contracts.

         8. Acquire securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition.

         9. Hold more than 10% of the outstanding voting securities of any one issuer.

In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, provided, however, that the Fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

         American   Leading   Companies  and  Balanced  Trust  each   interprets
fundamental investment limitation (4) to prohibit investment in real estate limited partnerships.

         If a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a Fund, or in the number of securities an issuer has outstanding, will not be considered a violation of any limitation.

         Unless otherwise stated, the investment policies and limitations contained in this Statement of Additional Information are not fundamental, and can be changed without shareholder approval.

The following information applies to each Fund unless otherwise stated:

Foreign Securities

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each Fund may invest in securities denominated in currencies other than the U.S. dollar and since each Fund may hold foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by that Fund and gains and losses realized by that Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, each Fund may invest in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. Balanced Trust may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

Illiquid Securities

         Value Trust, Total Return Trust and Special Investment Trust each may invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust each may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid securities include repurchase agreements with terms of greater than seven days and restricted securities other than those the Adviser/LMCM or Bartlett & Co. ("Bartlett"), investment adviser to Balanced Trust, has determined are liquid pursuant to guidelines established by each Fund's Board of Directors.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. A Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to each, acting pursuant to guidelines established by such Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in each Fund's portfolio may adversely affect that Fund's liquidity.



Debt Securities
         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each Fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If a security rated A or above at the time of purchase by American Leading Companies is subsequently downgraded to a rating below A, LMCM will consider that fact in determining whether to dispose of the security, but will dispose of it if necessary to insure that no more than 5% of net assets are invested in debt securities rated below A. If one rating agency has rated a security A or better and another agency has rated it below A, LMCM may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by the rating agency. The Fund considers bonds denominated A, A+ or A- to be included in the rating A.

Convertible Securities
         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by LMCM to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

Value Trust, Total Return Trust and Special Investment Trust:

         If an investment grade security purchased by Value Trust, Total Return Trust or Special Investment Trust is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in that Fund's portfolio, but is not required to dispose of it.

American Leading Companies and Balanced Trust:

When-Issued Securities

         Each Fund may enter into commitments to purchase securities on a when-issued basis. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the Fund.

         American   Leading   Companies  does  not  currently  expect  that  its
commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

         To meet its payment obligation under a when-issued commitment, a Fund will establish a segregated account with its custodian and maintain cash or liquid high-quality debt obligations, in an amount at least equal in value to that Fund's commitments to purchase when-issued securities.

         A Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

American Leading Companies:
Covered Call Options

         The Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund might write covered call options on securities generally when LMCM believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         If the Fund desires to close out its obligation under a call option it has sold, it will have to purchase an offsetting option. The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and general market conditions. Accordingly, when the price of the security rises toward the strike price of the option, the cost of offsetting the option will negate to some extent the benefit to the Fund of the price increase of the underlying security. For this reason, the successful use of options as an income strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         The Fund may write exchange-traded options. The ability to establish and close out positions on the exchange is subject to the maintenance of a liquid secondary market. Although the Fund intends to write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         The Fund will not enter into an options position that exposes it to an obligation to another party unless it owns an offsetting ("covering") position in securities or other options. The Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed, as marked-tomarket daily. Securities positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The following information applies to Balanced Trust:

         MORTGAGE-RELATED SECURITIES Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is GNMA. GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") each issue pass-through securities which are guaranteed as to principal and interest by FNMA and FHLMC, respectively.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, GNMAs tend to have a longer average life than FHLMC participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre-payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions.

         In determining the dollar-weighted average maturity of the fixed income portion of the portfolio, Bartlett will follow industry practice in assigning an average life to the mortgage-related securities of the Fund unless the interest rate on the mortgages underlying such securities is such that a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for a Fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from the reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Municipal Obligations

         The municipal obligations in which the Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided pro-rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "nonappropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         In determining the liquidity of a municipal lease obligation, Bartlett will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. The Fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless Bartlett determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures which could affect the state tax treatment of the Fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Fund and the value of its assets could be materially and adversely affected. In such event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The following information applies to Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust:

Futures Contracts

         Each Fund may from time to time purchase or sell futures contracts. In the purchase of a futures contract, the purchaser agrees to buy a specified underlying instrument at a specified future date. In the sale of a futures contract, the seller agrees to sell the underlying instrument at a specified future date. The price at which the purchase or sale will take place is fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities such as S&P 500. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

         As the purchaser or seller of a futures contract, a Fund would not be required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, the Fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to that Fund when the futures position is terminated, after all contractual obligations have been satisfied. Initial margin may be maintained either in cash or in liquid high-quality debt securities, such as U.S. government securities.

         The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund, (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as "marking-to-market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

Options on Securities, Indexed Securities and Futures Contracts

         PURCHASING PUT OR CALL OPTIONS By purchasing a put (or call) option, a Fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, an indexed security or a futures contract. The option may give the Fund the right to sell (or buy) only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium).

         A Fund may terminate its position in an option it has purchased by allowing the option to expire, closing it out in the secondary market at its current price, if a liquid secondary market exists, or by exercising it. If the option is allowed to expire, the Fund will lose the entire premium paid.

         WRITING PUT OR CALL OPTIONS By writing a put (or call) option, a Fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

         Before exercise, a Fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

Over-the-counter and Exchange-traded Options

         Each Fund may purchase and write both over-the-counter ("OTC") and exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make/take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities are primarily traded on the OTC market. Exchange markets for options on debt securities exist, but the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.

         Value Trust, Total Return Trust and Special Investment Trust each may invest up to 10% and Balanced Trust may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" includes purchased OTC options. Assets used as cover for OTC options written by the Fund also will be deemed illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Cover for Options and Futures Strategies

         Each Fund will not use leverage in its hedging strategies involving options and futures contracts. Each Fund will hold securities, options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. Each Fund will not enter into hedging strategies involving options and futures contracts that expose the Fund to an obligation to another party unless it owns either (i) an offsetting ("covered") position in securities, options or futures contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed. Securities, options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede the portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Risks of Futures and Related Options Trading

         Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as result from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are subject to the hedge, the hedge will not be fully effective; however, if the price of the securities being hedged has moved in an unfavorable direction, a Fund normally would be in a better position than if it had not hedged at all. If the price of securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

         Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, a Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. A Fund may also be unable to dispose of securities or other instruments being used as "cover" during such a period.

Risks of Options Trading

         The success of each Fund's option strategies depends on many factors, the most significant of which is the adviser's ability to assess movements in the overall securities and interest rate markets.

         The exercise price of the options may be below, equal to or above the current market value of the underlying securities or indexes. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions with respect to OTC options may be effected only by negotiating directly with the other party to the option contract. Although each Fund will enter into OTC options with dealers capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Fund may be unable to liquidate or exercise an OTC option, and could suffer a loss of its premium. Also, the contra-party, although solvent, may refuse to enter into closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes on a security or index, a Fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Options on indexes are settled exclusively in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         Each Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

Additional Limitations on Futures and Options

         As a non-fundamental policy, each Fund will write a put or call on a security only if (a) the security underlying the put or call is permitted by the investment policies of that Fund, and (b) the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold does not exceed 25% of that Fund's net assets.

         Also as a non-fundamental policy, each Fund will purchase and write puts and calls on securities, stock index futures or options on stock index futures, or on financial futures, only if: (a) (i) such options or futures are offered through the facilities of a national securities association approved by the Commissioner under Rule 260.105.35 of the California Blue Sky Regulations or are listed on a national securities or commodities exchange or (ii) such options are OTC options and (A) the OTC options involved are not readily available on an exchange market, (B) at the time of purchase of any OTC option there is, in the judgment of the Fund's investment adviser, an active OTC market which will provide liquidity and pricing for such options and (C) any dealer involved in the purchase or sale of the OTC option has a net worth of at least $20 million as reported on its most recent financial statement; (b) the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of that Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options on futures contracts held at any time do not exceed 5% of the Fund's total assets.

         Under regulations adopted by the Commodity Futures Trading Commission ("CFTC"), futures contracts and related options may be used by each Fund (a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contacts owned by the Fund, together with the amount of premiums paid by that Fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of that Fund's net assets.

         The foregoing limitations, as well as those set forth in the prospectus regarding each Fund's use of futures and related options transactions, do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, certain debt securities and indexed securities.

         The above limitations on each Fund's investments in futures contracts and options may be changed as regulatory agencies permit. However, each Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information, as appropriate, in a current Prospectus or Statement of Additional Information.

Indexed Securities

         Indexed securities are securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The Adviser/Bartlett will only purchase indexed securities of issuers which it determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The Adviser/Bartlett will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each Fund's investment allocations, depending on the individual characteristics of the securities. Each Fund currently does not intend to invest more than 5% of its total assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument and, in that respect, have a leverage-like effect on a Fund.

Forward Currency Contracts

         Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. Each Fund will not speculate with forward currency contracts or foreign currencies.

         Each Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         Each Fund also may use forward currency contracts in connection with portfolio positions to lock-in the U.S. dollar value of those positions or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in a foreign currency will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver under the forward contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Each Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. Each Fund will deal only with banks, broker/dealers or other financial institutions which the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Warrants

         Although not a fundamental policy subject to shareholder vote, so long as a Fund's shares continue to be registered in certain states, that Fund may not invest more than 5% of the value of its net assets, taken at the lower of cost or market value, in warrants or invest more than 2% of the value of such net assets in warrants not listed on the New York or American Stock Exchanges.

For each Fund:

Portfolio Lending

         Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each Fund presently does not intend to lend more than 5% of its portfolio securities at any given time.

Repurchase Agreements

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Funds will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets (with respect to American Leading Companies and Balanced Trust) or more than 10% of net assets (with respect to Value Trust, Total Return Trust and Special Investment Trust) would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited. However, each Fund has adopted standards for the parties with whom it may enter into repurchase agreements, including monitoring by each fund's adviser of the creditworthiness of such parties which the Fund's Board of Directors believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When a Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by the Funds' custodian or an approved securities depository or book-entry system.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might be applicable to them.

General

         Each Fund intends to qualify (in the case of Balanced Trust) or to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). In order to continue to qualify for that treatment, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution
Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or futures contracts, or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to that Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of that Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and Other Distributions

         Dividends and other distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) made by each Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

Passive Foreign Investment Companies

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Options, Futures, Forward Currency Contracts and Foreign Currencies

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith.

         Gains from the dispostition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options derived by American Leading Companies or from options, futures and forward currency contracts derived by Value Trust, Total Return Trust, Special Investment Trust or Balanced Trust, with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement. However, income from the disposition of options (other than those on foreign currencies) (with respect to American

Leading Companies) and options and futures contracts (other than those on foreign currencies) (with respect to Value Trust, Total Return Trust , Special Investment Trust and Balanced Trust) will be subject to the Short-Short Limitation if they are held for less than three months. For Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust, income from the disposition of foreign currencies and options, futures and forward contracts thereon also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto). For American Leading Companies, income from the disposition of foreign currencies that are not directly related to its principal business of investing in securities (or options with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for it to continue to qualify as a RIC.

         Regulated futures contracts and options that are subject to section 1256 of the Code (collectively, "Section 1256 contracts") and are held by a Fund at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. Each Fund may elect to exclude certain transactions from
Section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income when distributed to a Fund's shareholders).

For each Fund:

         When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, the Fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions

         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each Fund's transfer agent, to prepare a check each month drawn on your checking account. Each month the transfer agent will send a check to your bank for collection, and the proceeds of the check will be used to buy Primary Shares at the per share net asset value determined on the day the check is sent to your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

         Investors in Primary Shares may also buy additional Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

         If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan

          If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), SelfEmployed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account.

Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason Wood Walker, Incorporated ("Legg Mason") also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of each Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole.

                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or NASD National Market System securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Short-term securities, except commercial paper, are valued at cost. Commercial paper is valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the appropriate Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by a Fund will be subtracted from net assets of each Class.


                             PERFORMANCE INFORMATION


         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at commencement of operations of each class of Fund shares. The tables assume that all dividends and other distributions are reinvested in each respective Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Funds, and there are no redemption fees.) They do not include the effect of any income tax that an investor would have to pay on distributions.

Value Trust:

Primary Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1983*                       $16,160                           $    241                                             $16,401
1984                         18,870                                555                                              19,425
1985                         23,583                              1,100                                              24,683
1986                         32,556                              1,954                                              34,510
1987                         35,503                              2,421                                              37,924
1988                         32,268                              2,461                                              34,729
1989                         37,650                              3,459                                              41,109
1990                         39,891                              4,399                                              44,290
1991                         37,701                              5,313                                              43,014
1992                         44,210                              7,204                                              51,414
1993                         50,184                              8,819                                              59,003
1994                         52,789                              9,548                                              62,337
1995                         57,817                             10,610                                              68,427
1996                         82,356                             14,870                                              97,226


* April 16, 1982 (commencement of operations) to March 31, 1983.

Navigator Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                       $10,805                           $    6                                              $10,811
1996                         15,249                              268                                               15,517


* December 1, 1994 (commencement of operations) to March 31, 1995.


         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $53,980, and the investor would have received a total of $16,644 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $14,435, and the investor would have received a total of $881 in distributions. If the Adviser had not waived or reimbursed certain Fund expenses in the 1983-1996 fiscal years, returns would have been lower.

Total Return Trust:

Primary Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1986*                      $10,780                                    -                                            $10,780
1987                        11,673                               $  211                                             11,884
1988                        10,295                                  380                                             10,675
1989                        11,690                                  603                                             12,293
1990                        11,875                                  846                                             12,721
1991                        11,499                                1,216                                             12,715
1992                        13,885                                1,830                                             15,715
1993                        16,234                                2,605                                             18,839
1994                        16,637                                3,064                                             19,701
1995                        16,593                                3,482                                             20,075
1996                        21,342                                5,194                                             26,536


* November 21, 1985 (commencement of operations) to March 31, 1986.

Navigator Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                      $10,203                            $160                                                 $10,363
1996                        13,106                             668                                                  13,774


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $16,450, and the investor would have received a total of $5,340 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $12,926, and the investor would have received a total of $689 in distributions. If the Adviser had not waived or reimbursed certain Fund expenses in the 1986-1995 fiscal years, returns would have been lower.


Special Investment Trust:

Primary Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1986*                      $11,530                                    -                                            $11,530
1987                        13,051                               $   23                                             13,074
1988                        11,107                                  113                                             11,220
1989                        12,982                                  144                                             13,126
1990                        14,890                                  253                                             15,143
1991                        17,777                                  615                                             18,392
1992                        21,249                                  905                                             22,154
1993                        23,528                                  953                                             24,481
1994                        28,511                                1,197                                             29,708
1995                        26,707                                1,108                                             27,815
1996                        34,291                                1,442                                             35,733


* December 30, 1985 (commencement of operations) to March 31, 1986.

Navigator Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1995*                      $10,481                               -                                             $10,481
1996                        13,489                            $121                                              13,610


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $25,090, and the investor would have received a total of $5,080 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $13,218, and the investor would have received a total of $338 in distributions. If the Adviser had not waived or reimbursed certain Fund expenses in the 1986-1996 fiscal years, returns would have been lower.

American Leading Companies:

Primary Shares


                           Value of Original Shares
                           Plus Shares Obtained               Value of Shares
                           Through Reinvestment               Acquired Through
                           of Capital Gain                    Reinvestment of Income
Fiscal Year                Distributions                      Dividends                                        Total Value
-------------------------- ---------------------------------  --------------------------------- --------------------------
1994*                      $9,690                             $  24                                            $ 9,714
1995                       10,180                               140                                             10,320
1996                       12,230                               283                                             12,513


* September 1, 1993 (commencement of operations) to March 31, 1994.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1996 would have been $12,230, and the investor would have received a total of $235 in distributions. If the Adviser had not waived or reimbursed certain Fund expenses in the 1994 - 1996 fiscal years, returns would have been lower.

         The table above is based only on Primary Shares of American Leading Companies. As of the date of this Statement of Additional Information, Navigator Shares of American Leading Companies have no performance history of their own.


Total Return Calculations

         Average annual total return quotes used in each Fund's  advertising and
other  promotional  materials  ("Performance   Advertisements")  are  calculated
separately for each Class according to the following formula:

                 n
           P(1+T)     =        ERV
where:     P          =        a hypothetical initial payment of $1,000
           T          =        average annual total return
           n          =        number of years
           ERV        =        ending redeemable value of a
                                      hypothetical $1,000 payment made at
                                      the beginning of that period

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         From time to time each Fund may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Funds invest in many securities that are not included in the S&P 500.

         Each Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

         Each Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, each Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Fund may use other recognized sources as they become available.

         Each Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Each Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $35.8 billion as of June 30, 1996.

         In advertising, each Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.


         Lipper Analytical Services, Inc., an independent rating service which measures the performance of most U.S. mutual funds, reported that Value Trust's total return ranked 349 among 1926 general equity funds it measured during the one year ended June 30, 1996. For the five years ended June 30, 1996, Value Trust's total return ranked 118 among 736 general equity funds and for the ten years ended June 30, 1996, Value Trust's total return ranked 275 among 420 general equity funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. From time to time, performance rankings and ratings as reported in national financial publications such as Money Magazine, Forbes and Barron's may be used in describing Value Trust's performance.

                 TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES

         In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries of such plans until the income is distributed to them. Primary Share investors who are considering establishing an IRA, Keogh Plan, SEP or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these plans with respect to Primary Shares through regular payroll deductions may be arranged with a Legg Mason or affiliated investment executive and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.

Individual Retirement Account -- IRA

         Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $2,250 to the two IRAs, provided that the contribution to either does not exceed $2,000. If you and your spouse are both employed and neither of you is an active participant in a qualified employer or government retirement plan and you establish separate IRAs, you each may contribute all of your earned income, up to $2,000 each and thus may together receive tax deductions of up to $4,000 for contributions to your IRAs. If your employer's plan permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.


Self-Employed Individual Retirement Plan -- Keogh Plan

         Legg Mason makes available to self-employed individuals a Plan and Trustee Agreement for a Keogh Plan through which Primary Shares may be purchased. Primary Share investors have the right to use a bank of their own choice to provide these services at their own cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply.

                        THE FUNDS' DIRECTORS AND OFFICERS

         Each Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Funds as defined by the 1940 Act. The business address of each officer and director is 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

         RAYMOND A. MASON* [59], Chairman of the Board and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and President of Legg Mason, Inc. (financial services holding company); Director of Environmental Elements Corporation (manufacturer of pollution control equipment); Officer and/or Director of various other affiliates of Legg Mason.

         JOHN F. CURLEY, JR.* [57], President and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and Director of the Trust; Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.; Chairman of the Board and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Trustee of one Legg Mason fund.

         RICHARD G. GILMORE [69], Director of each Fund; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director of four other Legg Mason funds; and Trustee of two Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH [71], Director of each Fund; 14201 Laurel Park Drive, Suite 104, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director of four other Legg Mason funds; and Trustee of two Legg Mason funds.

         ARNOLD L. LEHMAN [53], Director of each Fund; The Baltimore Museum of Art, Art Museum Drive, Baltimore, Maryland. Director of the Baltimore Museum of Art; Director of four other Legg Mason funds; Trustee of two Legg Mason funds.

         JILL E. McGOVERN [52], Director of each Fund; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive Officer of the Marrow Foundation. Director of four other Legg Mason funds; Trustee of two Legg Mason funds. Formerly:
Executive Director of the Baltimore International Festival (January 1991 - March
1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS [62], Director of each Fund; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director of four other Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         EDWARD A. TABER, III* [53], Director of each Fund; President of the Trust; Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; President and Director of two Legg Mason funds; Trustee of two Legg Mason funds; Vice President of Worldwide Value Fund, Inc. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         The executive officers of the Funds, other than those who also serve as directors, are:

         MARIE K. KARPINSKI* [47], Vice President and Treasurer of each Fund; Treasurer of the Adviser; Vice President and Treasurer of six other Legg Mason funds; and Secretary/Treasurer of Worldwide Value Fund, Inc.; Vice President of Legg Mason.

         KATHI D. BAIR* [31], Secretary / Assistant Treasurer / Assistant Secretary; Secretary/Assistant Treasurer/Assistant Secretary of four other Legg Mason funds.

         STEFANIE L. WONG* [28], Secretary of the Trust; Secretary of one Legg Mason fund; employee of Legg Mason since 1990.

         BLANCHE P. ROCHE* [48], Assistant Secretary and Assistant Vice President of each Fund; Assistant Secretary and Assistant Vice President of five other Legg Mason funds; employee of Legg Mason since 1991. Formerly: Manager of Consumer Financial Services, Primerica Corporation (1989-1991).

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Haugh, Gilmore, Lehman, Rodgers and Dr. McGovern.

         Officers and directors of a Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Director of a Fund who is not an interested person of the Fund ("Independent Directors")receives a fee of $400 annually for serving as a director, and a fee of $400 for each meeting of the Board of Directors attended by him or her.

         On April 30, 1996, the directors and officers of each Fund beneficially owned in the aggregate less than 1% of that Fund's outstanding shares.

         On April 30, 1996, the Legg Mason Profit Sharing Plan and Trust, 7 East Redwood Street, Baltimore, MD 21202 owned of record and beneficially the following percentages of the outstanding shares of the Navigator Classes:

Navigator Class of Value Trust                                    99.71%
Navigator Class of Total Return Trust                             98.44%
Navigator Class of Special Investment Trust                       99.83%

         The following table provides certain information relating to the compensation of the Funds' directors for the fiscal year ended March 31, 1996.

COMPENSATION TABLE


                                                                                                      Total
                                                                                  Aggregate           Compensation
                                                              Aggregate           Compensation        From Each
                    Aggregate            Aggregate            Compensation        From                Fund and
Name of             Compensation         Compensation         From Special        American            Fund Complex
Person and          From Value           From Total           Investment          Leading             Paid to
Position            Trust*               Return Trust*        Trust*              Companies*          Directors**
Raymond A.
Mason -
Chairman of
the Board
and Director        None                 None                 None                None                None

John F.
Curley, Jr. -
President and
Director            None                 None                 None                None                None

Edward A.
Taber, III -
Director            None                 None                 None                None                None

Richard G.
Gilmore -           $3,600               $2,000               $2,000              $2,000              $21,600
Director

Charles F.
Haugh -             $3,600               $2,000               $2,000              $2,000              $23,600
Director

Arnold L.
Lehman -            $3,600               $2,000               $2,000              $2,000              $23,600
Director

Jill E.
McGovern -          $3,600               $2,000               $2,000              $2,000              $23,600
Director

T. A. Rodgers-
Director            $3,600               $2,000               $2,000              $2,000              $21,600
==================  ===================  ===================  ==================  ==================  ===================

     * Represents  fees paid to each director during the fiscal year ended March
       31, 1996.

    ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1995.


                      THE FUNDS' INVESTMENT ADVISER/MANAGER

         The Adviser,  a Maryland  Corporation,  is located at 111 South Calvert
Street, Baltimore, Maryland 21202. The Adviser is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason. The Adviser serves as investment adviser to Value Trust, Total Return Trust and Special Investment
Trust and as manager to American  Leading  Companies  and  Balanced  Trust

                                       35


under  separate  Investment  Advisory and Management  Agreements  with each Fund
("Advisory  Agreement"  with  respect to Value  Trust,  Total  Return  Trust and
Special  Investment  Trust and  "Management  Agreement" with respect to American
Leading Companies and Balanced Trust). The Advisory Agreement for Value Trust originally became effective as of April 19, 1982 and was most recently approved by the shareholders of Value Trust on July 20, 1984. The Advisory Agreement for
Total Return Trust originally became effective as of August 5, 1985 and was most recently approved by the shareholders of Total Return Trust on July 17, 1986.
The Advisory Agreement for Special Investment Trust originally became effective as of December 10, 1985 and was most recently approved by the shareholders of Special Investment Trust on July 17, 1986. The Management Agreement for American
Leading  Companies  originally  became  effective  as of  August  2,  1993.  The
Management Agreement for Balanced Trust will become effective on July 31, 1996.

         The Advisory Agreement (for Value Trust, Total Return Trust and Special
Investment Trust) and the Management Agreement (for American Leading Companies) were most recently approved by each Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund or the Adviser/Manager, on October 27, 1995.

         Each Advisory Agreement and Management Agreement provides that, subject to overall  direction  by the Fund's  Board of  Directors,  the  Adviser/Manager
manages the investment and other affairs of each Fund.  The  Adviser/Manager  is responsible  for  managing  each  Fund  consistent  with the  Fund's  investment objective  and policies  described  in its  Prospectuses  and this  Statement of
Additional Information. The Adviser/Manager also is obligated to (a) furnish the
Fund with office  space and  executive  and other  personnel  necessary  for the operation of each Fund; (b) supervise all aspects of each Fund's operations; (c)
bear the expense of certain  informational and purchase and redemption  services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of  prospectuses,  proxy material,  tax returns and reports to shareholders  and state and federal regulatory  agencies;  and (e) report regularly to each Fund's officers and  directors.  In addition,  the Adviser  paid Value  Trust's,  Total
Return Trust' s and Special Investment Trust's  organizational  expenses and has agreed to reimburse Value Trust and Special  Investment  Trust for auditing fees and compensation of those Funds' independent directors.  The Adviser/Manager and its affiliates pay all  compensation  of directors and officers of each Fund who are officers,  directors or employees of the Adviser.  Each Fund pays all of its expenses which are not expressly assumed by the Adviser/Manager.  These expenses include, among others,  interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders  and of  distributing  them  to  existing  shareholders,  custodian charges,  transfer  agency fees,  distribution  fees to Legg Mason,  each Fund's
distributor,   compensation  of  the  independent  directors,  legal  and  audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering  and qualifying Fund shares for sale under federal and state law, governmental  fees and  expenses  incurred  in  connection  with  membership  in investment company organizations. Each Fund also is liable for such nonrecurring expenses as may arise,  including  litigation  to which the Fund may be a party.
Each Fund may also have an  obligation  to indemnify  its directors and officers with respect to litigation.

         The Adviser/Manager receives for its services to each Fund a management fee, calculated daily and payable monthly. The Adviser receives from Value Trust a management fee at an annual rate of 1% of the average daily net assets of that Fund for the first $100 million of average daily net assets, 0.75% of average daily net assets between $100 million and $1 billion, and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust a management

                                       36


fee at an annual rate of 0.75% of the average daily net assets of that Fund. The
Adviser  receives from Special  Investment  Trust a management  fee at an annual rate of 1% of the  average  daily net  assets  of that  Fund for the first  $100 million  of  average  daily net  assets  and 0.75% of  average  daily net assets exceeding $100 million. The Manager receives from American Leading Companies and
Balanced Trust  management  fees at an annual rate of 0.75% of the average daily net  assets  of each  Fund.  The  Manager  has  agreed  to waive its fees and to reimburse  American Leading Companies and Balanced Trust for expenses related to
Primary  Shares  (exclusive  of taxes,  interest,  brokerage  and  extraordinary expenses)  as follows:  for  American  Leading  Companies,  1.95% of average net assets  indefinitely;  and for Balanced Trust, 1.85% of average net assets until
March 31,  1997.  The  Manager  has  agreed  to waive its fees and to  reimburse
American Leading  Companies and Balanced Trust for expenses related to Navigator
Shares (exclusive of taxes, interest,  brokerage and extraordinary  expenses) as
follows:   for  American  Leading   Companies,   0.95%  of  average  net  assets
indefinitely;  and for Balanced  Trust,  1.10% of average net assets until March
31, 1997.

         The management fee for each Fund is higher than fees paid by most other funds to their investment advisers. The advisory fee of each Fund may be reduced under  regulations  of various  states where Fund shares are  qualified for sale which impose  limitations  on the annual  expense  ratio of each Fund.  The most restrictive  annual  expense  limitation  currently  requires  that the  Adviser reimburse each Fund for certain  expenses,  including the advisory fees received
by  it  (but,  excluding  interest,   taxes,  brokerage  fees  and  commissions,
distribution  fees,  certain other  expenses and  extraordinary  charges) in any fiscal year in which a Fund's  expenses  exceed 2.5% of the first $30 million of that  Fund's  average  net  assets,  2.0% of the next $70 million of average net assets,  and 1.5% of average  net assets in excess of $100  million.  During the fiscal years ended March 31, 1996, 1995 and 1994, management fees of $9,588,819,
$7,519,155  and  $6,847,679,   respectively  were  received  from  Value  Trust;
$1,768,271,  $1,502,358 and  $1,219,883,  respectively  were received from Total
Return Trust;  and  $5,696,555,  $4,849,166 and  $3,581,718,  respectively  were received  from  Special  Investment  Trust.  For the  period  September  1, 1993
(commencement of operations) to March 31, 1994, the Manager received  management fees of $188,619  (prior to fees waived of $82,244).  For the fiscal years ended
March 31, 1995 and 1996, the Manager received management fees of $431,577 (prior to fees  waived of $94,444)  and  $515,120  (prior to fees waived of  $170,819), respectively.

         Under each  Advisory  Agreement  or (with  respect to American  Leading
Companies) Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by the Adviser/Manager.

         LMCM, 111 South Calvert  Street,  Baltimore,  MD 21202, an affiliate of
Legg Mason, serves as investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement dated August 2, 1993, between LMCM and the
Manager ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, the Adviser or the Manager, on October 27, 1995. The Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on August 2, 1993.

         Under the Advisory Agreement, LMCM is responsible, subject to the general supervision of the Manager and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For
LMCM's  services  to the  Fund,  the  Manager  (not the  Fund)  pays LMCM a fee,


                                       37



computed  daily and payable  monthly,  at an annual rate equal to 40% of the fee received  by the  Manager  from the  Fund.  For the  period  September  1,  1993
(commencement of operations) to March 31, 1994, the Manager paid $42,550 to LMCM on behalf of the Fund.  For the fiscal years ended March 31, 1995 and 1996,  the
Manager paid $134,853 and $137,720, respectively to LMCM on behalf of the Fund.

         Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an Investment Advisory Agreement dated July 31, 1996, between Bartlett and the
Manager ("Advisory Agreement"). The Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, Bartlett or the Manager, on May 10, 1996. The Advisory Agreement was approved by Legg Mason Fund
Adviser, Inc., as the Fund's sole shareholder, on July 31, 1996.

         Under the Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For
Bartlett's services to the Fund, the Manager (not the Fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by the Manager from the Fund.

         Under each Advisory  Agreement  and (with  respect to American  Leading
Companies  and  Balanced  Trust)  Management  Agreement,   the  Adviser/Manager/
LMCM/Bartlett  will not be liable for any error of judgment or mistake of law or for any  loss by a Fund in  connection  with  the  performance  of the  Advisory
Agreement or  Management  Agreement,  except a loss  resulting  from a breach of fiduciary  duty with  respect to the receipt of  compensation  for services or a loss resulting from willful  misfeasance,  bad faith or gross  negligence on its part  in the  performance  of its  duties  or  from  reckless  disregard  of its obligations or duties under the respective Agreement.

         Each Advisory  Agreement or (with respect to American Leading Companies
and  Balanced  Trust)  Management   Agreement   terminates   automatically  upon
assignment and is terminable at any time without  penalty by vote of each Fund's
Board of  Directors,  by vote of a  majority  of the Fund's  outstanding  voting securities, or by the  Adviser/Manager/LMCM/Bartlett,  on not less than 60 days'
notice to the other party to the  Agreement,  and may be terminated  immediately upon the mutual written consent of all parties to the Agreement.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, each Corporation and the Adviser/Manager have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended March 31, 1996 and 1995,


                                       38



the portfolio turnover rates for Value Trust were 19.6% and 20.1%, respectively;
the portfolio turnover rates for Total Return Trust were 34.7% and 61.9%, respectively; the portfolio turnover rates for Special Investment Trust were 35.6% and 27.5%, respectively; and the portfolio turnover rates for American
Leading Companies were 43.4% and 30.5%, respectively.

         Under the Advisory Agreement with each Fund, each fund's adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. Each Fund may not always pay the lowest commission or spread available. Rather, in placing orders for a Fund each fund's adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each fund's adviser may give consideration to research, statistical and other services furnished by brokers or dealers to each fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.
Such research and analysis may be useful to each fund's adviser in connection with services to clients other than the Fund whose brokerage generated the service. The Adviser's/LMCM's/Bartlett's fee is not reduced by reason of its receiving such brokerage and research services.

         From  time to time each Fund may use Legg  Mason as broker  for  agency transactions in listed and  over-the-counter  securities at commission rates and under  circumstances  consistent with the policy of best execution.  Commissions paid to Legg Mason will not exceed "usual and customary brokerage  commissions."
Rule 17e-1  under the 1940 Act  defines  "usual and  customary"  commissions  to include amounts which are  "reasonable and fair compared to the commission,  fee or other  remuneration  received by other brokers in connection  with comparable
transactions   involving  similar  securities  being  purchased  or  sold  on  a securities exchange during a comparable period of time." In the over-the-counter market, each Fund generally deals with responsible primary  market-makers unless a more favorable execution can otherwise be obtained. For the fiscal years ended
March 31, 1996, 1995 and 1994, Legg Mason received no brokerage commissions from
Value Trust, no brokerage  commissions from Total Return Trust, and $16,563,  $0 and $2,000, respectively,  from Special Investment Trust. Value Trust paid total brokerage commissions of $347,670,  $397,268 and $518,233,  respectively;  Total
Return  Trust  paid  total  brokerage  commissions  of  $235,364,  $360,860  and
$349,967,  respectively;  and  Special  Investment  Trust paid  total  brokerage commissions of $698,545, $883,607 and $410,115, respectively,  during the fiscal years ended March 31,  1996,  1995 and 1994.  For the period  September  1, 1993
(commencement  of operations) to March 31, 1994 and the fiscal years ended March
31, 1995 and 1996,  American Leading Companies paid total brokerage  commissions of $75,165, $61,067 and $92,653, respectively.  Legg Mason received no brokerage commissions from American Leading Companies for the same periods.

                                       39



         Except as permitted by SEC rules or orders, each Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: (i) a Fund together with all other registered investment companies advised by each fund's adviser, may not purchase more than 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering; and (ii) the consideration to be paid by a Fund in purchasing the securities being offered may not exceed 3% of the total assets of that Fund. In addition, a Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

         Section 11(a) of the  Securities  Exchange Act of 1934  prohibits  Legg
Mason from executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. The Advisory
Agreement expressly provides such consent.

         Among the  brokers  regularly  used by each Fund during the fiscal year ended March 31,  1996,  Value Trust at that date owned  shares of the  following parent  companies:  1,500,000  shares of The Bear Stearns  Companies,  Inc. at a market value of $37,125,000; Total Return Trust at that date owned shares of the following parent companies:  369,000 shares of The Bear Stearns Companies,  Inc.
at a market value of  $9,131,000;  Special  Investment  Trust at that date owned shares of the following  parent  companies:  500,000  shares of The Bear Stearns
Companies,  Inc. at a market value of  $12,375,000  and 294,000  shares of Piper
Jaffray  Incorporated  at a market value of  $4,040,000;  and  American  Leading
Companies at that date owned shares of the following  parent  companies:  20,000 shares of J.P. Morgan & Co. Incorporated at a market value of $1,660,000.

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by the Adviser, LMCM or Bartlett. However, the same security may be held in the portfolios of more than one fund or account.
When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.


                             THE FUNDS' DISTRIBUTOR

         Legg  Mason acts as  distributor  of the Funds'  shares  pursuant  to a separate  Underwriting  Agreement  with each Fund.  The  Underwriting  Agreement obligates  Legg Mason to  promote  the sale of Fund  shares  and to pay  certain expenses in connection with its distribution efforts, including expenses for the
printing  and   distribution  of  prospectuses  and  periodic  reports  used  in connection with the offering to prospective  investors  (after the  prospectuses and reports have been prepared,  set in type and mailed to existing shareholders at the Fund's expense),  and for supplementary  sales literature and advertising costs.

                                       40



         Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., with principal offices at 200 Gibraltar Road, Horsham, Pennsylvania, may act as a dealer for Navigator Shares pursuant to a Dealer Agreement with Legg Mason.
Neither Legg Mason nor Fairfield receives any compensation from the Fund for its activities in selling Navigator Shares.

         Each Fund has adopted a  Distribution  and  Shareholder  Services  Plan
("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plans, the aggregate fees may not exceed an annual rate of 1.00% of Total Return Trust's, Special
Investment Trust's, American Leading Companies' or Balanced Trust's average daily net assets attributable to Primary Shares or 0.95% of Value Trust's average daily net assets attributable to Primary Shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Shares only. The Plan was most recently approved by the shareholders of Value Trust on July 20, 1984 and on July 17, 1986 for both the Total Return Trust and Special
Investment Trust. The Plan was approved by Legg Mason Fund Adviser, Inc., as sole shareholder of American Leading Companies, on August 2, 1993. The Plan has been amended, effective July 1, 1993, to make clear that, of the aggregate 1.00% fees with respect to Total Return Trust, Special Investment Trust, American
Leading Companies and Balanced Trust, 0.50% is paid for distribution services and 0.25% is paid for ongoing services to shareholders; and with respect to Value Trust, 0.70% is paid for distribution services and 0.25% is paid for ongoing services to shareholders. The amendments also specify that each Fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets attributable to Primary Shares, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
("NASD"). Legg Mason may pay all or a portion of the fee to its investment executives. Continuation of the Plans was most recently approved on October 27, 1995 by the Board of Directors of each respective Fund including a majority of the directors who are not "interested persons" of each Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors").


         In approving the continuation of the Plan, in accordance with the requirements of Rule 12b- 1, the directors determined that there was a reasonable likelihood that each Plan would benefit the respective Fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class shareholders outweighed the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by that Fund to the Adviser/Manager.

         In considering the costs of the Plans, the directors gave particular attention to the fact that any payments made by a Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments.
Further, the directors recognized that the Adviser/Manager would earn greater management fees if a Fund's assets were increased, because such fees are calculated as a percentage of a Fund's assets and thus would increase if net assets

                                       41


increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each Fund's Primary Shares and to maintain and enhance the level of services they provide to each Fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, in whole or in part, the additional expenses incurred by each Fund in connection with its Plan.
Furthermore, the investment management of each Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Shares. Any change in a Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

         For the fiscal years ended March 31, 1996,  1995 and 1994,  Value Trust
paid  Legg  Mason  $11,760,195,   $8,917,520  and  $7,351,819,  respectively  in
distribution  and  service  fees under the Plan,  from  assets  attributable  to
Primary  Shares.  For the same fiscal years,  Total Return Trust paid Legg Mason
$2,297,095,  $1,964,257 and $1,601,941,  respectively;  Special Investment Trust paid  Legg  Mason  $6,955,948,  $5,917,557  and  $4,294,605,  respectively;  and
American  Leading  Companies  paid Legg Mason  $686,826,  $575,436 and $251,492, respectively, in fees under the Plan.

         During the year ended March 31, 1996, Legg Mason incurred the following expenses with respect to Primary Shares:



                                                                                       Special            American
                                                                Total Return         Investment            Leading
                                             Value Trust           Trust                Trust             Companies
                                         ------------------- ------------------  ------------------- -------------------
Compensation to sales
personnel                                   $ 7,905,000          $1,548,000          $4,488,000            $469,000

Advertising                                      78,000              23,000              34,000              17,000

Printing and mailing of
prospectuses to prospective
shareholders                                    138,000              80,000             134,000              66,000

Other                                         2,406,000             825,000           2,469,000             305,000
                                         ------------------- ------------------  ------------------- -------------------
Total expenses                              $10,527,000          $2,476,000          $7,125,000            $857,000
                                         =================== ==================  =================== ===================

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Shares.

         THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUNDS' LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036, serves as counsel to each Fund.

                   THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS

         Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, has been selected by the Directors to serve as independent accountants for Value Trust, Total Return Trust and Special Investment Trust. Ernst & Young LLP, One North Charles Street, Baltimore, Maryland 21201, has been selected by the Directors to serve as independent auditors for American Leading Companies and Balanced Trust.

                              FINANCIAL STATEMENTS

         The Statement of Net Assets (with respect to Value Trust, Total Return Trust and American Leading Companies), and the Portfolio of Investments (with respect to Special Investment Trust) as of March 31, 1996; the Statement of Assets and Liabilities (with respect to Special Investment Trust) as of March 31, 1996; the Statement of Operations for the year ended March 31, 1996; the Statement of Changes in Net Assets for the years ended March 31, 1996 and 1995; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of the Independent Accountants/Auditors, all of which are included in the respective Fund's annual report for the year ended March 31, 1996, are hereby incorporated by reference in this Statement of Additional Information.

                                Table of Contents

                                                                            Page

Additional Information About
     Investment Limitations and Policies                                       2
Additional Tax Information                                                    20
Additional Purchase and Redemption
     Information                                                              23
Valuation of Fund Shares                                                      25
Performance Information                                                       25
Tax-Deferred Retirement Plans                                                 31
The Funds' Directors and Officers                                             32
The Funds' Investment Adviser/Manager                                         35
Portfolio Transactions and Brokerage                                          38
The Funds' Distributor                                                        40
The Funds' Custodian and Transfer and
     Dividend-Disbursing Agent                                                43
The Funds' Legal Counsel                                                      43
The Funds' Independent Accountants/Auditors                                   43
Financial Statements                                                          43



         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by the Funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.


                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------

                            111 South Calvert Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                           (410)539-0000 (800)822-5544

                        Legg Mason Investors Trust, Inc.

Part C.  Other Information

Item 24.          Financial Statements and Exhibits

         (a) Financial Statements: The financial statements of Legg Mason American Leading Companies Trust for the year ended March 31, 1996 and the report of the independent auditors thereon are incorporated into the Statement of Additional Information (Part B) by reference to the Annual Report to Shareholders for the same period.


                  The unaudited financial statements of Legg Mason American Leading Companies Trust for the six month period ending September 30, 1996 are incorporated into the Statement of Additional Information by reference to the Report to Shareholders for the same period.

                  The unaudited financial statements for the Legg Mason Balanced Trust for the period October 1, 1996 (commencement of operations) to December 31, 1996 are included in the Statement of Additional Information.

                  The Financial Data Schedules with respect to the Legg Mason American Leading Companies Trust and the Legg Mason Balanced Trust are included as Exhibits 27.1 and 27.2.


         (b)      Exhibits

                  (1)       (a)     Articles of Incorporation -- filed herewith
                            (b)     Articles Supplementary -- filed herewith
                            (c)     Articles Supplementary -- filed herewith
                  (2)       By-Laws as amended July 19, 1993 -- filed herewith
                  (3)       Voting trust agreement -- none
                  (4)       Specimen security -- not applicable
                  (5)       (a)    Investment Advisory and Management Agreement
                                   -- American Leading Companies Trust -- filed
                                   herewith
                            (b)    Investment Advisory Agreement -- Balanced
                                   Trust -- filed herewith
                            (c)    Advisory Agreement -- American Leading
                                   Companies Trust -- filed herewith
                            (d)    Management Agreement -- Balanced Trust --
                                   filed herewith
                  (6)       (a)    Underwriting Agreement -- American Leading
                                   Companies Trust -- filed herewith
                            (b)    Amended Underwriting Agreement -- American
                                   Leading Companies Trust 3/
                            (c)    Underwriting Agreement -- Balanced Trust 3/
                            (d)    Dealer Agreement with respect to Navigator
                                   Shares 3/
                  (7)       Bonus, profit sharing or pension plans -- none
                  (8)       Custodian agreement 2/
                                                -
                  (9)       Transfer Agent Agreement 2/
                                                     -
                  (10)      Opinion and consent of counsel
                            (a)    American Leading Companies--filed herewith
                            (b)    Balanced Trust 3/
                                                  _

                  (11) Other opinions, appraisals, rulings and consents --Accountants' consent - - filed herewith

                  (12)      Financial statements omitted from Item 23 -- none
                  (13) Agreement for providing initial capital -- filed herewith
                  (14)      (a) Prototype Retirement Plan 1/
                            (b) Prototype corporate Simplified Employee Pension
                                Plan 1/
                            (c) Prototype Keogh Plan 1/
                  (15)      (a) Plan pursuant to Rule 12b-1 -- American Leading
                                Companies Trust -- filed herewith
                            (b) Amended Plan pursuant to Rule 12b-1 -- American
                                Leading Companies Trust 3/
                            (c) Plan pursuant to Rule 12b-1 -- Balanced Trust 3/
                  (16) Schedule for  computation  of  performance  quotations 3/
                  (17) Financial  Data  Schedule  -- filed  herewith
                  (18) Plan Pursuant to Rule 18f-3 -- none




1/ Incorporated by reference from the  corresponding  exhibit of  Post-Effective
   Amendment No. 8 to the registration statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 28, 1991.

2/ Incorporated by reference from the  corresponding  exhibit of  Post-Effective
   Amendment No. 4 to the registration statement, SEC File No. 33-62174, filed May 17, 1996.


3/ Incorporated by reference from the  corresponding  exhibit of  Post-Effective
   Amendment No. 5 to the registration statement, SEC File No. 33-62174, filed July 31, 1996.



Item 25.    Persons Controlled by or under Common Control with Registrant

                  None.

Item 26.    Number of Holders of Securities


                                                        Number of Recordholders
                  Title of Class                        (as of January 13, 1997)
                  --------------                        ------------------------

                  Capital Stock
                  par value  $.001

            Legg Mason American Leading

                  Companies Trust -- Primary Shares                7,293
            Navigator American Leading Companies
                  Trust                                            1
            Legg Mason Balanced Trust -- Primary Shares            1,097
            Navigator Balanced Trust                               0


Item 27.    Indemnification

         Article ELEVENTH of the Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the 1940
Act) the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article ELEVENTH also provides that no amendment, alteration or repeal of the contents contained in the preceding sentence or the adoption, alteration or amendment of any other provision of the Articles or By-Laws inconsistent with Article ELEVENTH shall adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

         Section 11.2 of Article ELEVENTH of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 2-418(b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director actually received an improper personal benefit in money, property or services; or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j) (2) of the Maryland Code, the Regsitrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with
Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability of the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 10.01 of Article X of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 10.02 of Article X of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of the above-mentioned persons to the extent permitted by law.

         Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Under the Underwriting Agreement, the Fund agrees to indemnify, defend, and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the

Underwriting Agreement be construed so as to protect the Distributor against any liability to the Corporation or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason or its reckless disregard of its obligations and duties under the Agreement.

         The Underwriting Agreement further provides that the Registrant shall not indemnify the Distributor for any claims, demands, liabilities and expenses which the Distributor may incur on account of any wrongful act of the Distributor or any of its employees or arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.     Business and other Connections of Investment Adviser and Subadviser


         I. Legg Mason Fund Adviser, Inc. ("Manager"), the Registrant's Manager, is a registered investment adviser incorporated on January 20, 1982. The Manager is engaged primarily in the investment advisory business. It serves as manager and/or investment adviser to sixteen open-end investment companies or portfolios and as investment consultant for one closed-end investment company. Information as to the officers and directors of the Manager is included in its Form ADV filed June 28, 1996 with the Securities and Exchange Commission (Registration Number 801-16958) and is incorporated herein by reference.

         II. Legg Mason Capital Management, Inc. ("LMCM"), adviser to American Leading Companies, is a registered investment adviser incorporated on October 4, 1982. Information as to the officers and directors of LMCM is included in its Form ADV filed June 24, 1996 with the Securities and Exchange Commission (Registration Number 801-18115) and is incorporated herein by reference.

         III. Bartlett & Co. ("Bartlett"), adviser to Balanced Trust, is a registered investment adviser incorporated on January 4, 1988. Information as to the officers and directors of Bartlett is included in its Form ADV filed September 17, 1996 with the Securities and Exchange Commission (Registration Number 801-21) and is incorporated herein by reference.


Item 29.          Principal Underwriters

         (a)      Legg Mason Value Trust, Inc.
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Cash Reserve Trust
                  Legg Mason Income Trust, Inc.
                  Legg Mason Global Trust, Inc.
                  Legg Mason Tax-Free Income Fund
                  Western Asset Trust, Inc.

         (b)      The following  table sets forth  information  concerning  each
                  director   and   officer   of   the   Registrant's   principal
                  underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                             Position and                     Positions and
Name and Principal           Offices with                     Offices with
Business Address*            Underwriter - LMWW               Registrant
------------------           ------------------               -------------

Raymond A. Mason             Chairman of the                  None
                             Board

John F. Curley, Jr.          Vice Chairman                    Chairman of the
                             of the Board                     Board and Director

James W. Brinkley            President and                    None
                             Director

Edmund J. Cashman, Jr.       Senior Executive                 None
                             Vice President and
                             Director

Richard J. Himelfarb         Senior Executive Vice            None
                             President and
                             Director

Edward A. Taber III          Senior Executive Vice            President and
                             President and                    Director
                             Director

Robert A. Frank              Executive Vice                   None
                             President and
                             Director

Robert G. Sabelhaus          Executive Vice                   None
                             President and
                             Director

Charles A. Bacigalupo        Senior Vice                      None
                             President,
                             Secretary and
                             Director

Thomas M. Daly, Jr.          Senior Vice                       None
                             President and
                             Director

Jerome M. Dattel             Senior Vice                       None
                             President and
                             Director

Robert G. Donovan            Senior Vice                       None
                             President and
                             Director

Thomas E. Hill               Senior Vice                       None
One Mill Place               President and
Easton, MD  21601            Director

Arnold S. Hoffman            Senior Vice                       None
1735 Market Street           President and
Philadelphia, PA  19103      Director

Carl Hohnbaum                Senior Vice                       None
24th Floor                   President and
Two Oliver Plaza             Director
Pittsburgh, PA  15222

William B. Jones, Jr.        Senior Vice                       None
1747 Pennsylvania            President and
  Avenue, N.W.               Director
Washington, D.C. 20006

Laura L. Lange               Senior Vice                       None
                             President and
                             Director

Marvin H. McIntyre           Senior Vice                       None
1747 Pennsylvania            President and
  Avenue, N.W.               Director
Washington, D.C.  20006

Mark I. Preston              Senior Vice                       None
                             President and
                             Director

F. Barry Bilson              Senior Vice                       None
                             President and
                             Director

M. Walter D'Alessio, Jr.     Director                          None
1735 Market Street
Philadelphia, PA  19103

Harry M. Ford, Jr.           Senior Vice                       None
                             President

William F. Haneman, Jr.      Senior Vice                       None
One Battery Park Plaza       President
New York, New York  10005

Theodore S. Kaplan           Senior Vice                       None
                             President and
                             General Counsel

Horace M. Lowman, Jr.        Senior Vice                       None
                             President and
                             Asst. Secretary

Seth J. Lehr                 Senior Vice                       None
1735 Market St.              President
Philadelphia, PA  19103

Robert L. Meltzer            Senior Vice                       None
One Battery Park Plaza       President
New York, NY  10004

John A. Pliakas              Senior Vice                       None
99 Summer Street             President
Boston, MA  02101

Gail Reichard                Senior Vice                       None
7 E. Redwood St.             President
Baltimore, MD  21202

Timothy C. Scheve            Senior Vice                       None
                             President and
                             Treasurer

Elisabeth N. Spector         Senior Vice                       None
                             President

Joseph Sullivan              Senior Vice                       None
                             President

Cheryl Allen                 Vice President                    None
221 West Sixth St.
Austin, TX 78701

William H. Bass, Jr.         Vice President                    None

Nathan S. Betnun             Vice President                    None

John C. Boblitz              Vice President                    None
7 E. Redwood St.
Baltimore, MD  21202

Andrew J. Bowden             Vice President                    None

D. Stuart Bowers             Vice President                    None
7 E. Redwood St.
Baltimore, MD  21202

Edwin J. Bradley, Jr.        Vice President                    None

Scott R. Cousino             Vice President                    None

John R. Gilner               Vice President                    None

Terrence R. Duvernay         Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Richard A. Jacobs            Vice President                    None

C. Gregory Kallmyer          Vice President                    None

Edward W. Lister, Jr.        Vice President                    None

Marie K. Karpinski           Vice President                    Vice President
                                                               and Treasurer

Anne S. Morse                Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Hance V. Myers, III          Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Jonathan M. Pearl            Vice President                    None
1777 Reisterstown Rd.
Pikesville, MD  21208

Douglas F. Pollard           Vice President                    None

Carl W. Riedy, Jr.           Vice President                    None

Robert W. Schnakenberg       Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino           Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                 Vice President                    None
7 E. Redwood St.
Baltimore, MD  21202

Eugene B. Shephard           Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell         Vice President                    None

Alexsander M. Stewart        Vice President                    None
One World Trade Center
New York, NY  10048

F. James Tennies             Vice President,                   None
                             Asst. Secretary &
                             Asst. General Counsel

Robert S. Trio               Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006

Lewis T. Yeager              Vice President                    None
7 E. Redwood St.
Baltimore, MD  21202

Joseph F. Zunic              Vice President                    None


      * All addresses are 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.


(c)The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.      Location of Accounts and Records

                  State Street Bank and Trust Company
                  P.O. Box 1713
                  Boston, Massachusetts  02105-1713

Item 31.      Management Services

                  None.


Item 32.      Undertakings

         Registrant   hereby  undertakes  to  provide  each  person  to  whom  a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investors Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 27th day of January, 1997.

                                        Legg Mason Investors Trust, Inc.


                                        By: /s/John F. Curley, Jr.
                                           -----------------------------
                                               John F. Curley, Jr.
                                               Chairman of the Board and
                                                   Director

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                               Title                   Date


/s/John F. Curley, Jr.         Chairman of the Board      January 27, 1997
--------------------------     and Director
John F. Curley, Jr.

/s/Edward A. Taber, III        President and Director     January 27, 1997
--------------------------
Edward A. Taber, III

/s/Charles F. Haugh*           Director                   January 27, 1997
--------------------------
Charles F. Haugh*

/s/Richard G. Gilmore*         Director                   January 27, 1997
--------------------------
Richard G. Gilmore*

/s/Arnold L. Lehman*           Director                   January 27, 1997
--------------------------
Arnold L. Lehman*

/s/Jill E. McGovern*           Director                   January 27, 1997
--------------------------
Jill E. McGovern*

/s/T.A. Rodgers*               Director                   January 27, 1997
--------------------------
T. A. Rodgers*

/s/Marie K. Karpinski          Vice President             January 27, 1997
--------------------------     and Treasurer
Marie K. Karpinski


*Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated May 14, 1993, filed herewith.

                                POWER OF ATTORNEY


I, the undersigned Director, as the case may be, of the following investment company:

                                         Legg Mason Investors Trust, Inc.

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director, as the case may be, hereby severally constitute and appoint each of Marie K. Karpinski, Arthur J. Brown and Arthur C. Delibert my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-
Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may fo or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.


Signature                           Date
---------                           ----

/s/Richard G. Gilmore           May 14, 1993
Richard G. Gilmore

/s/T.A. Rodgers                 May 14, 1993
T. A. Rodgers

/s/Charles F. Haugh             May 14, 1993
Charles F. Haugh

/s/Arnold L. Lehman             May 14, 1993
Arnold L. Lehman

/s/Jill E. McGovern             May 14, 1993
Jill E. McGovern